                                     [LOGO]


                           PACIFIC CREST CAPITAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 11, 1999


         Notice is hereby given that the annual meeting of the stockholders of Pacific Crest Capital, Inc. will be held on Tuesday, May 11, 1999, at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367 at 2:00 p.m. for the following purposes:

         1. ELECTION OF DIRECTORS. To elect two persons to the board of directors for a term of three years and to serve until his successor is elected and qualified, as more fully described in the accompanying proxy statement.

         2. AMENDMENT TO THE 1993 PACIFIC CREST CAPITAL, INC. EQUITY INCENTIVE PLAN. To approve an amendment to Pacific Crest Capital's 1993 Equity Incentive Plan to increase the annual grant of stock options to non-employee directors from 500 shares to 1,000 shares and to eliminate the provision limiting the receipt of such annual grants to five years.

         3. AMENDMENT TO THE PACIFIC CREST CAPITAL, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN. To approve an amendment to Pacific Crest Capital's 1994 Employee Stock Purchase Plan to increase from 33,330 to 75,000 the number of shares reserved for issuance pursuant to the 1994 Employee Stock Purchase Plan.

         4. OTHER BUSINESS. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

         Only those stockholders of record at the close of business on March 26, 1999 shall be entitled to notice of and to vote at the meeting.

         STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY WISH TO DO SO.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     /s/ ROBERT J. DENNEN


                                     ROBERT J. DENNEN
                                     Senior Vice President,
                                     Chief Financial Officer
                                     and Secretary

Agoura Hills, California
April 9, 1999

                                     [LOGO]


                           PACIFIC CREST CAPITAL, INC.
                              30343 CANWOOD STREET
                         AGOURA HILLS, CALIFORNIA 91301
                                 (818) 865-3300

                        --------------------------------
                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD TUESDAY, MAY 11, 1999
                        --------------------------------

                               GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Pacific Crest Capital, Inc. for use at the annual meeting of the stockholders of Pacific Crest Capital to be held on Tuesday, May 11, 1999, at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367 at 2:00 p.m. and at any adjournment thereof. This proxy statement and the enclosed proxy card and other enclosures will be first mailed to stockholders on or about April 9, 1999. Only stockholders of record on March 26, 1999 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

MATTERS TO BE CONSIDERED

         The matters to be considered and voted upon at the meeting will be:

         1. ELECTION OF DIRECTORS. To elect two persons to the board of directors for a term of three years and to serve until his successor is elected and qualified. The board of directors' nominees are:

                                     Richard S. Orfalea
                                         Gary Wehrle

         2. AMENDMENT TO THE 1993 PACIFIC CREST CAPITAL, INC. EQUITY INCENTIVE PLAN. To approve an amendment to Pacific Crest Capital's 1993 Equity Incentive Plan to increase the annual grant of stock options to non-employee directors from 500 shares to 1,000 shares and to eliminate the provision limiting the receipt of such annual grants to five years.

         3. AMENDMENT TO THE PACIFIC CREST CAPITAL, INC. 1994 EMPLOYEE STOCK PURCHASE PLAN. To approve an amendment to Pacific Crest Capital's 1994 Employee Stock Purchase Plan to increase from 33,330 to 75,000 the number of shares reserved for issuance pursuant to the 1994 Employee Stock Purchase Plan.

         4. OTHER BUSINESS. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.


COSTS OF SOLICITATION OF PROXIES

         This solicitation of proxies is made on behalf of the board of directors of Pacific Crest Capital and Pacific Crest Capital will bear the costs of solicitation. The expense of preparing, assembling, printing and mailing this proxy statement and the materials used in this solicitation of proxies also will be borne by Pacific Crest Capital. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of Pacific Crest Capital or its subsidiary, Pacific Crest Bank, may solicit proxies personally or by telephone. In addition, Pacific Crest Capital has engaged Corporate Investor Communications to assist in the distribution and solicitation of proxies, for which Pacific Crest Capital has agreed to pay a fee of $3,000. Although there is no formal agreement to do so, Pacific Crest Capital may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

OUTSTANDING SECURITIES AND VOTING RIGHTS; REVOCABILITY OF PROXIES

         The authorized capital of Pacific Crest Capital consists of 10,000,000 shares of common stock, par value $.01 per share, of which 2,690,276 shares were issued and outstanding on the record date, and 2,000,000 shares of serial preferred stock, $.01 per share, of which no shares were issued and outstanding on the record date. A majority of the outstanding shares of common stock constitutes a quorum for the conduct of business at the meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each holder of common stock is entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of Pacific Crest Capital as of the record date on any matter submitted to the stockholders. Pacific Crest Capital's Certificate of Incorporation does not authorize cumulative voting. In the election of directors, the person receiving the highest number of votes "FOR" will be elected. Abstentions from voting and votes "WITHHELD" in the election of directors will have no legal effect. Abstentions are counted for the purposes of determining the number of shares which are present in person or represented by proxy at the meeting and entitled to vote on the approval of the amendments to the 1993 Equity Incentive Plan and the 1994 Employee Stock Purchase Plan. Consequently, an abstention has the same effect as a vote against each such proposal, as each abstention is one less vote in favor of the proposal. Shares not voted on proxies returned by brokers are not counted for the purposes of determining the number of shares present in person or represented by proxy at the meeting and will have no impact on the election of directors, or the approval of the amendments to the 1993 Equity Incentive Plan and the 1994 Employee Stock Purchase Plan.

         A proxy for use at the meeting is enclosed. The proxy must be signed and dated by you or your authorized representative or agent. You may revoke a proxy at any time before it is exercised at the meeting by submitting a written revocation to the Secretary of Pacific Crest Capital or a duly executed proxy bearing a later date or by voting in person at the meeting.

         If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote your common stock, your broker or nominee may, in its discretion, vote your common stock "FOR" the election of the board of directors' nominees. However, under applicable stock exchange rules your broker or nominee may not be able to vote your common stock on any of the amendments to the 1993 Equity Incentive Plan and the 1994 Employee Stock Purchase Plan unless instructed.

         Unless revoked, the shares of common stock represented by proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the proxy, your shares of common stock will be voted "FOR" the election of each nominee for director set forth herein and "FOR" the amendments to the 1993 Equity Incentive Plan and the 1994 Employee Stock Purchase Plan.

         The enclosed proxy confers discretionary authority with respect to any other proposals which properly may be brought before the meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the proxies solicited hereby will be voted by the proxyholders in accordance with the recommendations of the board of directors.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of common stock as of the record date by (1) each person known to Pacific Crest Capital to own more than 5% of the outstanding common stock (based on Schedules 13D and 13G reports filed with the SEC), (2) the directors and nominees for director of Pacific Crest Capital, (3) the Chief Executive Officer and four other executive officers of Pacific Crest Capital whose salary and bonus in 1998 exceeded $100,000 (the "Named Executives"), and (4) all directors and executive officers of Pacific Crest Capital, as a group:

               Name and                          Number of
               Address of                         Shares             Percent
               Beneficial                      Beneficially            of
               Owner(1)                          Owned(2)           Class(3)
---------------------------------------      ----------------     ------------
WELLINGTON MANAGEMENT COMPANY, LLP                    286,000(4)        10.63%
75 State Street
Boston, MA  02109

DALTON, GREINER, HARTMAN, MAHER & CO.                 178,900(5)         6.65%
1100 Fifth Avenue South, Suite 301
Naples, FL 34102

SANDLER O'NEILL ASSET MANAGEMENT LLC                  152,500(6)         5.67%
712 Fifth Avenue
New York, NY  10019

NORTHAVEN MANAGEMENT, INC.                            144,500(7)         5.37%
237 Park Avenue
9th Floor
New York, NY 10017

FBR CAPITAL MANAGEMENT, INC.                          138,870            5.16%
1001 Nineteenth Street North
Arlington, VA  22209

GARY WEHRLE                                           185,768(8)         6.78%
President, Chief Executive Officer
and Chairman of the Board; Nominee

RUDOLPH I. ESTRADA                                      5,687(9)             *
Director

MARTIN J. FRANK                                        21,196(10)            *
Director

RICHARD S. ORFALEA                                      7,610(11)            *
Director; Nominee

STEVEN J. ORLANDO                                       4,790(12)            *
Director

GONZALO FERNANDEZ                                      32,174(13)        1.18%
Executive Vice President

JOSEPH FINCI                                            9,879(14)            *
Senior Vice President


               Name and                          Number of
               Address of                         Shares             Percent
               Beneficial                      Beneficially            of
               Owner(1)                          Owned(2)           Class(3)
---------------------------------------      ----------------     ------------
LYLE C. LODWICK                                        28,897(15)        1.06%
Executive Vice President

BARRY L. OTELSBERG                                     55,793(16)        2.05%
Executive Vice President

All directors and executive officers, as
a group (11 persons)                                  365,199(17)       12.80%


---------------

*        Less than 1%.

(1) The address for each of the directors and Named Executives of Pacific Crest Capital is in care of Pacific Crest Capital, Inc.: 30343 Canwood Street, Agoura Hills, California 91301.

(2) Except as otherwise noted and except as required by applicable community property laws, each person has sole voting and disposition powers with respect to the shares.

(3) Shares which the person (or group) has the right to acquire within 60 days after the record date are deemed to be outstanding in calculating the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person (or group).

(4) As reported in the Schedule 13G (Amendment No. 4) filed by Wellington Management Company, LLP ("Wellington") with the SEC on February 10, 1999. Wellington beneficially owns these shares, which are held of record by certain of its clients, in its capacity as investment adviser. No such client is known to have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of these shares with respect to more than five percent of these shares, except Bay Pond Partners, L.P. Of the 286,000 shares, Wellington shares the power to vote 270,000 of these shares and shares the power to dispose of all 286,000 shares.

(5) As reported in the Schedule 13G filed by Dalton, Greiner, Hartman, Maher & Co. with the SEC on February 1, 1999.

(6) As reported in the Schedule 13D (Amendment No. 4) filed by Sandler O'Neill Asset Management LLC ("SOAM") with the SEC on November 23, 1998. SOAM owned directly no shares of common stock. By reason of its position as management company for Malta Partners, L.P. ("MP"), Malta Partners II, L.P. ("MPII"), Malta Hedge Fund, L.P. ("MHF") and Malta Hedge Fund II, L.P. ("MHFII"), SOAM may be deemed to beneficially own the shares owned by MP, MPII, MHF and MHFII, or an aggregate of 152,500 shares of common stock. Of the 152,500 shares, SOAM shares voting and dispositive power over 71,900 shares with MP, 22,200 shares with MPII, 36,700 shares with MHF and 21,700 shares with MHFII. SOAM Holdings, LLC ("Holdings") owned directly no shares of common stock. By reason of its position as general partner of MP, MPII, MHF and MHFII, Holdings may be deemed to beneficially own the shares owned by MP, MPII, MHF and MHFII, or an aggregate of 152,500 shares of common stock. Of the 152,500 shares, Holdings shares voting and dispositive power over 71,900 shares with MP, 22,200 shares with MPII, 36,700 shares with MHF and 21,700 shares with MHFII. Terry Maltese is President of SOAM and Holdings. Mr. Maltese directly owned no shares of common stock. By reason of his position as President of SOAM and Holdings, Mr. Maltese may be deemed to beneficially own the shares owned by MP, MPII, MHF and MHFII, or an aggregate of 152,500 shares. Of the 152,500 shares,

         Mr. Maltese shares voting and dispositive power of 71,900 shares with MP, 22,200 shares with MPII, 36,700 shares with MHF and 21,700 shares with MHFII.

(7) As reported in the Schedule 13G filed by Northaven Management, Inc. with the SEC on February 10, 1999. Northhaven Management, Inc. shares voting and investment power over these shares with Northaven Partners, L.P., Northaven Partners, II, L.P., Northaven Partners, III, L.P. and Northaven Associates, LLC.

(8) Includes 49,647 shares of common stock issuable upon the exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(9) Includes 3,250 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(10) Includes 7,300 shares of common stock held by the I.E. Falk Exemption Equivalent Trust, of which Mr. Frank's wife is the trustee and as to which Mr. Frank disclaims beneficial ownership, and 3,250 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(11) Includes 3,250 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(12) Includes 1,875 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(13) Includes 30,656 shares of common stock issuable upon the exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(14) Includes 8,663 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(15) Includes 26,212 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(16) Includes 26,212 shares of common stock issuable upon the exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

(17) Includes 165,635 shares of common stock issuable upon exercise of stock options vested pursuant to Pacific Crest Capital's 1993 Equity Incentive Plan.

                        PROPOSAL 1: ELECTION OF DIRECTORS

BOARD OF DIRECTORS AND NOMINEES

         Pacific Crest Capital's Certificate of Incorporation and Bylaws provide that, except as provided by the terms of any series of preferred stock or any other class of securities having a preference over the common stock, the number of directors shall be determined from time to time by the board of directors but may not be less than five. The board of directors is currently composed of five members. The bylaws further provide for the division of the directors of Pacific Crest Capital into three classes of approximately equal size. Two members of Class III shall be elected to a three year term at the annual meeting of stockholders in 1999, one member of Class I shall be elected to a three year term at the annual meeting of stockholders in 2000 and two members of Class II shall be elected to a three year term at the annual meeting of stockholders in 2001.

         The directors proposed for re-election, Richard S. Orfalea and Gary Wehrle, were elected to their present terms in 1996. Messrs. Orfalea and Wehrle have indicated their willingness to serve, and unless otherwise instructed, proxies will be voted in such a way as to effect, if possible, the election of Messrs. Orfalea and Wehrle. In the event that Mr. Orfalea or Mr. Wehrle should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. Management has no reason to believe that Mr. Orfalea or Mr. Wehrle will be unavailable.

         None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of Pacific Crest Capital acting within their capacity as such. There are no family relationships among directors or executive officers of Pacific Crest Capital. As of the date hereof, no directors of Pacific Crest Capital are directors or trustees of a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except Mr. Estrada, who is a trustee of Monarch Funds, a registered investment company.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

         The following table sets forth certain information with respect to the nominees for director, and the current directors of Pacific Crest Capital. All directors of Pacific Crest Capital are also directors of Pacific Crest Bank. Officers will serve at the pleasure of the board of directors, subject to restrictions set forth in their employment agreements. SEE "ELECTION OF DIRECTORS -- Executive Compensation -- EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS."


                                                 Year First
                                                Appointed as                 Principal Occupation or Employment and
            Name                  Age             Director                     Occupation for the Past Five Years
----------------------------    -------    ----------------------    ------------------------------------------------------
Richard S. Orfalea  (1)         57                  1993             Nominee; Class III Director of Pacific Crest
                                                                     Capital; Director of Mergers and Acquisitions,
                                                                     Director of International Expansion, Kinko's
                                                                     Graphics Corp. from 1990 to present.

Gary Wehrle  (1)                56                  1993             Nominee; Class III Director of Pacific Crest
                                                                     Capital; Chairman of the Board, President and
                                                                     Chief Executive Officer of Pacific Crest Capital
                                                                     since formation; President and Chief Executive
                                                                     Officer of Pacific Crest Bank since 1984;
                                                                     Executive Vice President of The Foothill
                                                                     Group, Inc. from 1980 to 1993.

                                                 Year First
                                                Appointed as                 Principal Occupation or Employment and
            Name                  Age             Director                     Occupation for the Past Five Years
----------------------------    -------    ----------------------    ------------------------------------------------------
Rudolph I. Estrada  (2)         51                  1993             Class I Director of Pacific Crest Capital;
                                                                     Trustee of Monarch Funds, a registered
                                                                     investment company under the Investment
                                                                     Company Act of 1940 since 1994; President
                                                                     and Chief Executive Officer of The Summit
                                                                     Group, a banking and business consulting
                                                                     company since 1988; Presidential appointee to
                                                                     the White House Commission on Small
                                                                     Business in 1993; Chairman of California Small
                                                                     Business Roundtable since 1995; Professor
                                                                     (Adjunct) of Finance and Management and
                                                                     Director of the Small Business Institute at
                                                                     California State University since 1986; Los
                                                                     Angeles District Director U.S. Small Business
                                                                     Administration, from 1980 to 1982.

Martin J. Frank  (3)            62                  1993             Class II Director of Pacific Crest Capital; self-
                                                                     employed in movie development;  Chairman of
                                                                     Moonshadow Entertainment, a movie
                                                                     production company, from January 1, 1995 to
                                                                     December 31, 1998; Managing member,
                                                                     Cadillac LLC, a California limited liability
                                                                     company, which produced and owns the full
                                                                     length feature film CADILLAC, from August 1995
                                                                     to December 31, 1998; Chairman of A. Frank
                                                                     Productions, a movie production company,
                                                                     from February 1992 to December 1993; owner
                                                                     of Martin J. Frank Consulting, a management
                                                                     consulting company, from February 1992 to
                                                                     December 1998; retired as Managing Director
                                                                     from Towers, Perrin, Forster & Crosby, Inc., a
                                                                     management consulting company, from 1969 to
                                                                     February 1992.

                                                 Year First
                                                Appointed as                 Principal Occupation or Employment and
            Name                  Age             Director                     Occupation for the Past Five Years
----------------------------    -------    ----------------------    ------------------------------------------------------
Steven J. Orlando  (3)          47                  1995             Class II Director of Pacific Crest Capital;
                                                                     Certified Public Accountant; Chief Financial
                                                                     Officer of Systems Integrators, a newspaper
                                                                     software company, from 1997 to present; Chief
                                                                     Financial Officer of Java Centrale, Inc., a
                                                                     gourmet coffee franchiser, from 1994 to 1997;
                                                                     Director and President, RJN Enterprises, a
                                                                     private investment company, from July 1988 to
                                                                     present; Director and consultant, Southwest
                                                                     Products Company, an aerospace specialty
                                                                     bearing manufacturer, from 1990 to 1995;
                                                                     Director and consulting Chief Financial Officer
                                                                     of FRS, Inc. from 1988 to 1994; self-employed
                                                                     as financial advisor and consultant from 1988
                                                                     to 1994.

-----------------------
(1) Messrs. Orfalea and Wehrle's terms of office expire at the 1999 annual meeting of stockholders.
(2) Mr. Estrada's term of office expires at the 2000 annual meeting of stockholders.
(3) Messrs. Frank and Orlando's terms of office expire at the 2001 annual meeting of stockholders.

BOARD OF DIRECTORS AND COMMITTEES

         The business of Pacific Crest Capital's board of directors is conducted through its meetings, as well as through meetings of its committees. Set forth below is a description of the audit and compensation committees of the board.

         The audit committee reviews and reports to the board on various auditing and accounting matters, including the annual audit report from Pacific Crest Capital's independent public accountants. The audit committee met six times during 1998. The audit committee currently consists of all of the non-employee directors and Mr. Orfalea is its Chairman.

         The compensation committee determines the salary and bonus structure for Pacific Crest Capital's executive officers and supervises the compensation scheme for Pacific Crest Capital's other officers. In addition, the compensation committee determines appropriate awards under Pacific Crest Capital's 1993 Equity Incentive Plan and administers Pacific Crest Capital's retirement plan. The compensation committee met six times during 1998. The compensation committee currently consists of all of the non-employee directors and Mr. Frank is its chairman.

         The full board of directors acts as the nominating committee that nominates officers and directors of Pacific Crest Capital for election.

         The board of directors met 8 times during 1998. All of the persons who were directors of Pacific Crest Capital during 1998 attended at least 75% of (1) the total number of board meetings and (2) the total number of meetings held by all committees on which they served during 1998.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16(a) of the Exchange Act, Pacific Crest Capital's directors, executive officers and any persons holding ten percent or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish Pacific Crest Capital with copies of such reports. Specific due dates for these reports have been established and Pacific Crest Capital is required to report in this proxy statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during the fiscal year ended December 31, 1998, Pacific Crest Capital believes all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

COMPENSATION OF BOARD OF DIRECTORS

         Pacific Crest Capital pays fees to its non-employee directors for serving on the board of directors and for their attendance at board and committee meetings.

         In 1998, Pacific Crest Capital, Inc. (parent company) paid each non-employee director a retainer of $1,000 per annum, plus $250 per board or committee meeting attended in person. In addition, pursuant to the 1996 Non-Employee Directors' Stock Plan, non-employee directors may elect to receive all or a portion of their directors' fees in shares of stock.

         In addition, non-employee directors of Pacific Crest Capital, Inc. have received annual grants of stock options to acquire shares of common stock under the 1993 Equity Incentive Plan.

         In 1998, Pacific Crest Bank paid its non-employee directors an annual retainer of $10,000, plus $1,000 for each board or committee meeting attended in person. Non-employee directors who served as either the chairman of the audit committee or the chairman of the compensation committee received an additional annual retainer of $4,000. Directors received only one fee for attending board and committee meetings held on the same date. Non-employee directors were paid $250 for telephonic board meetings that lasted over one hour and $500 for meetings with the Federal Deposit Insurance Corporation or the Department of Financial Institutions of the State of California. In addition, pursuant to the 1996 Non-Employee Directors' Stock Plan, non-employee directors may elect to receive all or a portion of their directors' fees in shares of stock.

         Neither Pacific Crest Capital, Inc. nor Pacific Crest Bank pays directors who are also executive officers for attending board or committee meetings.

         Effective January 1, 1999, Pacific Crest Capital, Inc. increased its annual retainer for non-employee directors to $2,000, and Pacific Crest Bank increased its annual retainer for non-employee directors to $18,000 and increased its annual retainer for each committee chairman to $5,000. Also effective January 1, 1999, non-employee directors of Pacific Crest Capital, Inc. and Pacific Crest Bank are no longer paid a separate fee for their attendance at board meetings.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued to or on behalf of the Named Executives (determined as of the end of the last fiscal year) for each of the fiscal years ended December 31, 1998, 1997 and 1996 of Pacific Crest Capital, Inc. and Pacific Crest Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                       Annual Compensation                                  Compensation
                                       -------------------                                  ------------
                                                                                             Securities
                                                                                             Underlying
                                                                        Other Annual          Options/          All Other
Name and Principal Position    Year     Salary ($)    Bonus ($)     Compensation ($)(1)       SARs (#)      Compensation ($)
---------------------------    ----     ----------    ---------     -------------------       --------      ----------------

GARY WEHRLE                    1998       275,040       125,000           12,000                7,000          22,329(2)
PRESIDENT AND
CHIEF EXECUTIVE OFFICER        1997       250,080        75,000           12,000               15,000          27,708(3)

                               1996       232,414        51,000           12,000               17,000          10,635(4)

GONZALO FERNANDEZ              1998       161,000        61,000           12,000                5,000          10,848(5)
EXECUTIVE VICE PRESIDENT
                               1997       151,000        40,000           12,000                8,000           6,528(6)

                               1996       144,000        54,000           12,000               10,000           4,631(7)

BARRY L. OTELSBERG             1998       160,000        30,000           12,000                3,000          14,699(8)
EXECUTIVE VICE PRESIDENT
                               1997       160,000        25,000           12,000                8,000          15,914(9)

                               1996       155,000        34,000           12,000                5,000         10,018(10)

LYLE C. LODWICK                1998       135,000        51,000           12,000                5,000         10,480(11)
EXECUTIVE VICE PRESIDENT
                               1997       130,000        35,000           12,000                8,000         10,314(12)

                               1996       125,000        28,000           12,000                5,000          9,632(13)

JOSEPH FINCI                   1998        97,344        36,504           12,000                3,000          8,129(14)
SENIOR VICE PRESIDENT
                               1997        93,600        25,000           12,000                5,000          6,414(15)

                               1996        90,000        30,000            6,000                3,000          7,223(16)

-------------------------

(1) Automobile allowance received by the Named Executive in the amount indicated.
(2) Includes a $9,600 employer contribution to the 401(k) Plan, $3,017 in imputed life insurance premiums, $440 for income tax preparation fee and $9,272 contribution to the Split Dollar Life Insurance Plan.
(3) Includes a $9,500 employer contribution to the 401(k) Plan, $2,961 in imputed life insurance premiums, $975 for income tax preparation fee, $9,272 premium for life insurance and $5,000 for anniversary award.

(4) Includes a $9,000 employer contribution to the 401(k) Plan, $885 in imputed life insurance premiums and $750 for income tax preparation fee.
(5) Includes $8,343 employer contribution to the 401(k) Plan, $1,155 premium for life insurance and $1,350 in imputed life insurance premiums.
(6) Includes a $4,500 employer contribution to the 401(k) Plan, $940 premium for life insurance and $1,088 in imputed life insurance premiums.
(7) Includes a $3,280 employer contribution to the 401(k) Plan, $787 premium for life insurance and $564 in imputed life insurance premiums.
(8) Includes $9,600 employer contribution to the 401(k) Plan, $4,438 contribution to the Split Dollar Life Insurance Plan and $661 in imputed life insurance premiums.
(9) Includes a $9,500 employer contribution to the 401(k) Plan, $711 premium for life insurance, $703 in imputed life insurance premiums and $5,000 for anniversary award.
(10) Includes a $9,000 employer contribution to the 401(k) Plan, $651 contribution to the Split Dollar Life Insurance Plan and $367 in imputed life insurance premiums.
(11) Includes $9,600 employee contribution to the 401(k) Plan, $582 premium for life insurance and $298 in imputed life insurance premiums.
(12) Includes a $9,500 employer contribution to the 401(k) Plan, $500 premium for life insurance and $314 in imputed life insurance premiums.
(13) Includes a $9,000 employer contribution to the 401(k) Plan, $455 premium for life insurance and $177 in imputed life insurance premiums.
(14) Includes $7,341 employer contribution to the 401(k) Plan, $600 premium for medical insurance and $188 in imputed life insurance premiums.
(15) Includes a $5,616 employer contribution to the 401(k) Plan, $600 premium for medical insurance and $198 in imputed life insurance premiums.
(16) Includes a $6,600 employer contribution to the 401(k) Plan, $600 premium for medical insurance and $23 in imputed life insurance premiums.

OPTION GRANTS

         The following stock options were granted during 1998 to the Named Executives pursuant to the 1993 Equity Incentive Plan:


                                                Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                            Number of   Percent of Total                                  Potential Realizable Value At
                           Securities    Options/SARs                                     Assumed Rates of Stock Price
                           Underlying     Granted to      Exercise                            Appreciation (2)
                          Options/SARs    Employees in  or Base Price                     -----------------------------
          Name           Granted (#)(1)     FY 1998        ($/Sh)       Expiration Date          5%           10%
------------------------ -------------  -------------- -------------- ------------------- -------------- --------------
Gary Wehrle                   7,000         11.0%         $18.00           1/21/2008           $79,240    $200,810
Gonzalo Fernandez             5,000          7.9%          18.00           1/21/2008            56,600     143,436
Barry L. Otelsberg            3,000          4.7%          18.00           1/21/2008            33,960      86,061
Lyle C. Lodwick               5,000          7.9%          18.00           1/21/2008            56,600     143,436
Joseph Finci                  3,000          4.7%          18.00           1/21/2008            33,960      86,061


-----------------------
(1) The options were granted pursuant to the 1993 Equity Incentive Plan. The options become exercisable in three annual installments of 33-1/3% on each of the second, third and fourth anniversary dates of the grant. The options may be exercised at any time prior to their expiration by tendering the exercise price in cash, check or in shares of stock valued at fair market value on the date of exercise. In the event of a change in control (as defined in the 1993 Equity Incentive Plan) involving Pacific Crest Capital, the options will become exercisable in full. The options may be amended by mutual agreement of the optionee and Pacific Crest Capital.

(2) The Potential Realizable Value is the product of (a) the difference between (i) the closing average market price per share at the grant date and the sum of (A) 1 plus (B) the assumed rate of appreciation of the common stock compounded annually over the term of the option and
         (ii) the per share exercise price of the option and (b) the number of shares of common stock underlying the option on the date of the grant. THESE AMOUNTS REPRESENT CERTAIN ASSUMED RATES OF APPRECIATION ONLY. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON A VARIETY OF FACTORS, INCLUDING MARKET CONDITIONS AND THE PRICE PERFORMANCE OF THE COMMON STOCK. THERE CAN BE NO ASSURANCE THAT THE RATE OF APPRECIATION PRESENTED IN THIS TABLE CAN BE ACHIEVED.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1998 and unexercised options held by the Named Executives as of December 31, 1998.


               AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 1998
                          AND FY-END OPTION/SAR VALUES

                                                        Number of Securities
                                                       Underlying Unexercised               Value of Unexercised
                                                      Options/SARs at 12/31/98           In-the-Money Options/SARs
                                                                 (#)                         at 12/31/98 ($)(1)
                                                   -------------------------------    --------------------------------
                           Shares
                          Acquired       Value
                         on Exercise    Realized
         Name                (#)          ($)       Exercisable    Unexercisable       Exercisable     Unexercisable
----------------------  -------------  ----------  -------------- ----------------    -------------   ----------------
Gary Wehrle                  --            --          38,991          33,339         $     332,338   $        122,777
Gonzalo Fernandez            --            --          22,992          22,008               193,725             94,923
Barry L. Otelsberg           --            --          21,883          16,117               190,654             62,461
Lyle C. Lodwick              --            --          21,883          18,117               190,654             62,461
Joseph Finci                 --            --           5,665          10,335                49,674             31,894


--------------------------

(1) Value of unexercised "in-the-money" options is the difference between the market price of the common stock on December 31, 1998 ($14.75 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

DEFINED BENEFIT PLAN

         Pacific Crest Capital established the Pacific Crest Capital, Inc. Supplemental Executive Retirement Plan (the "Executive Retirement Plan") at its formation in 1993. At December 31, 1998, only Gary Wehrle, Gonzalo Fernandez, Barry L. Otelsberg and Lyle C. Lodwick were participants in the Executive Retirement Plan.

         The following table shows the estimated annual retirement benefits that would be payable to the Named Executives under the Executive Retirement Plan on their Normal Retirement Date (as defined in the Executive Retirement Plan) on a straight life annuity basis, before any applicable offset for Social Security benefits or matching 401(k) contributions made under the Pacific Crest Capital, Inc. Retirement Plan (the "401(k) Plan") on the participant's behalf. Offsets for social security and 401(k) matching contributions made under the 401(k) Plan may be substantial.


  AVERAGE ANNUAL
     ELIGIBLE                                                ANNUAL COMPENSATION
   COMPENSATION                                         YEARS OF SERVICE AT RETIREMENT
---------------------      ----------------------------------------------------------------------------------------
                                15                       20                       25                       30
                           -------------            -------------            -------------           --------------

      $200,000             $      60,000            $      80,000            $     100,000           $      120,000
      $250,000             $      75,000            $     100,000            $     125,000           $      150,000
      $300,000             $      90,000            $     120,000            $     150,000           $      180,000
      $350,000             $     105,000            $     140,000            $     175,000           $      210,000


         The credited years of service as of December 31, 1998 for Messrs. Wehrle, Fernandez, Otelsberg, and Lodwick were 21, 5, 22, and 13, respectively.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         Pacific Crest Capital has entered into employment agreements with Messrs. Wehrle, Fernandez, Otelsberg, Lodwick, Dennen and Finci and Carolyn Reinhart. Mr. Wehrle's employment agreement was for an initial term of three years and was automatically extended pursuant to its terms and currently covers the period through December 23, 2001. Messrs. Fernandez, Otelsberg, Lodwick, Dennen and Finci's and Ms. Reinhart's employment agreements each are for initial two year terms. The terms of the employment agreements are automatically extended on each anniversary of the agreement to cover successive periods of one year each, unless Pacific Crest Capital or the employee gives written notice of an intent to terminate the employment agreement. Each employment agreement provides for automatic extension of the term of employment upon the occurrence of a corporate change, as defined in the employment agreement. Pacific Crest Capital retains the right to terminate each employment relationship in the event of employee's physical or mental disability which will render him or her unable to perform under the agreement for any period of 120 consecutive days or for an aggregate period of 120 or more days during any twelve-month period. In the event of termination due to disability, employee will be entitled to receive as disability compensation the remainder of his or her then annual salary for the remaining term of the agreement payable not less frequently than monthly. In the event of death, employee's personal representative will be entitled to receive as death benefit, in addition to any other payments which employee may be entitled to receive under any of Pacific Crest Capital's benefit plans, payment of one year's salary at the rate which would have been payable to employee at the time of his or her death, payable not less frequently than monthly. Pacific Crest Capital has the unrestricted right to terminate each employee for cause, which shall be determined at Pacific Crest Capital's sole discretion. Mr. Finci has notified Pacific Crest Capital of his intent to terminate his employment agreement in February 1999 and his employment will terminate effective in mid-April 1999.

         In addition, Pacific Crest Capital's 1993 Equity Incentive Plan, 401(k) Plan and Executive Retirement Plan each contain provisions for the accelerated vesting of benefits under such plans upon a change in control of Pacific Crest Capital. For such purposes, a "change of control" is deemed to occur when (1) any person becomes the beneficial owner of shares of Pacific Crest Capital with respect to which 20% or more of the total number of votes for the election of the board of directors of Pacific Crest Capital may be cast; (2) in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Pacific Crest

Capital just prior to such event cease to constitute a majority of the board of directors of Pacific Crest Capital; (3) the stockholders of Pacific Crest Capital approve an agreement in which Pacific Crest Capital ceases to be an independent publicly owned corporation or for a sale of substantially all of the assets of Pacific Crest Capital; or (4) at the discretion of the board of directors, when a tender offer or exchange offer is made for shares of Pacific Crest Capital's common stock and shares of common stock are acquired thereunder.

COMPENSATION COMMITTEE REPORT

         The compensation committee of the board of directors establishes the general policies regarding compensation for Pacific Crest Capital and Pacific Crest Bank, adopts and amends employee compensation plans and approves specific compensation levels for executive officers, including the Named Executives. Currently, the members of the compensation committee are Martin J. Frank (chairman), Rudolph I. Estrada, Richard S. Orfalea and Steven J. Orlando. Each member of the compensation committee is a non-employee director of Pacific Crest Capital and Pacific Crest Bank.

         Set forth below is a report of the compensation committee addressing Pacific Crest Capital's compensation policies for 1998 applicable to Pacific Crest Capital's executives, including the Named Executives.

         THE REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT PACIFIC CREST CAPITAL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Pacific Crest Capital's compensation programs reflect the philosophy that executive compensation levels should be linked to Pacific Crest Capital's performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the banking and financial services industry. Pacific Crest Capital's compensation plans are designed to assist Pacific Crest Capital in attracting and retaining qualified employees critical to Pacific Crest Capital's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and maximize stockholder value.

SALARY AND BONUS COMPENSATION

         Pacific Crest Capital pays cash salaries to its executive officers which are competitive with salaries paid to executives of other companies in the financial services industry based upon the individual's experience, performance and responsibilities and past and potential contribution to Pacific Crest Capital. In determining competitive salary levels, Pacific Crest Capital obtains information regarding executive salary levels for other companies in the banking and financial services industry in California.

         The base salary of Pacific Crest Capital's Chief Executive Officer was determined primarily on the terms of his Employment Agreement dated as of December 23, 1993. Mr. Wehrle's agreement was automatically extended pursuant to its terms and currently covers the period through December 23, 2001. The agreement set Mr. Wehrle's base rate at no less than $232,414 for the calendar year ended December 31, 1994, and provided that in subsequent years, the base rate should be no less than the base rate for the preceding year, increased in the sole discretion of the board of directors based upon Pacific Crest Capital's performance and the job performance of Mr. Wehrle and the competitive salary levels for chief executive officers of financial institutions of similar size and diversity. In evaluating Mr. Wehrle's performance, the committee considered the economy in Pacific Crest Capital's market area, the improvement in asset quality of Pacific Crest Bank, the effect and extent of Pacific Crest Capital's cost containment efforts, Pacific Crest Capital's overall growth, as measured by increases in total loans, total assets and total deposits during the year, Pacific Crest Capital's profitability compared with the preceding year and measured against budget, and Pacific Crest Capital's stock price appreciation. The committee put the most weight on Pacific Crest Capital's profitability, and weighted each of the other factors based on their relative importance to current and future profitability and maximizing stockholder value. The committee recognized Pacific Crest Capital's continued profitability in 1998. After consideration, the committee determined to pay Mr. Wehrle a base salary of $275,040 in 1998, and to award him a cash bonus of $125,000 and a grant of 7,000 stock options in 1998.

STOCK BASED COMPENSATION - 1993 EQUITY INCENTIVE PLAN

         Pacific Crest Capital believes that stock ownership by employees, including the Named Executives, provides valuable long-term incentives for such persons who will benefit as the common stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and stockholders' interests. To facilitate these objectives, Pacific Crest Capital adopted the 1993 Equity Incentive Plan.

         Through the Equity Incentive Plan, stock options have been granted to key employees, including Pacific Crest Capital's executive officers. See "ELECTION OF DIRECTORS -- Executive Compensation -- OPTION GRANTS." Non-employee directors and consultants are eligible to participate in the 1993 Equity Incentive Plan pursuant to the formula provisions thereof. The 1993 Equity Incentive Plan is administered by the compensation committee. During 1998, stock options were granted to each of the Named Executives, Robert J. Dennen and Carolyn Reinhart.

         In making its determination with respect to stock option grants during 1998, the compensation committee took into account option grants to the executive officers in prior years, the remaining number of shares reserved for grant under the 1993 Equity Incentive Plan and the number of shares likely to provide a meaningful incentive to superior efforts on behalf of Pacific Crest Capital by such persons.

OTHER COMPENSATION

         Messrs. Wehrle, Otelsberg, Fernandez, Lodwick, Finci and Dennen and Ms. Reinhart participate in Pacific Crest Capital's broad-based employee benefit plans, such as medical, supplemental disability and term life insurance. In addition, Messrs. Wehrle, Otelsberg, Fernandez and Lodwick participate in Pacific Crest Capital's Executive Retirement Plan. See "ELECTION OF DIRECTORS -- Executive Compensation -- DEFINED BENEFIT PLAN."

         Pacific Crest Capital has also taken out $250,000 term whole life insurance policies for Messrs. Fernandez and Lodwick under Pacific Crest Capital's term whole life insurance plan.

         Messrs. Wehrle and Otelsberg also participate in the Split Dollar Life Insurance Plan. The Split Dollar Life Insurance Agreements provide death benefits of approximately two times the officers' normal annual salary during employment and an amount approximating the officers' final normal annual salary upon retirement.

Dated:  April 9, 1999.                   COMPENSATION COMMITTEE

                                               MARTIN J. FRANK (CHAIRMAN)
                                               RUDOLPH I. ESTRADA
                                               RICHARD S. ORFALEA
                                               STEVEN J. ORLANDO

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in Pacific Crest Capital's cumulative total stockholder return on common stock with (1) the cumulative total return of the NASDAQ market index and (2) the cumulative total return of a selected peer group over the period from December 31, 1993 through December 31, 1998. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

         THE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT PACIFIC CREST CAPITAL SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                 Comparison of Five Year Cumulative Total Return
                          Among NASDAQ U.S. Companies,
                             Selected Peer Group (*)
                         and Pacific Crest Capital, Inc.


                                 [GRAPH]

                                                                  Period Ending
                                        ---------------------------------------------------------------
Index                                    12/31/93   12/31/94   12/31/95   12/31/96   12/31/97  12/31/98
-------------------------------------------------------------------------------------------------------
Pacific Crest Capital, Inc.              100.00     89.65      101.75     161.40     256.14    207.71
NASDAQ-Toatal US                         100.00     97.75      138.28     170.01     208.68    293.20
PCCI Peer Group                          100.00    100.32      149.27     201.34     389.08    352.22


*Peer group consists of Bank of Commerce, California State Bank, +CU Bancorp, +El Dorado Bancorp, ++First Charter Bank, N.A., Far East National Bank, Foothill Independent Bancorp, FP Bancorp, Inc., ITLA Capital Corporation, +Landmark Bancorp, National Mercantile Bancorp, Professional Bancorp, Inc., Orange National Bancorp, +Riverside National Bank, +SC Bancorp, +Transworld Bancorp, +Ventura County National Bancorp, Bank of Los Angeles, CIUC Bancorp, Redwood Empire and SJBN Financial Corp.

-----------------
+   No longer independent as a result of mergers and acquisitions
++  Trades on "pink sheet" exchange

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No person who served as a member of the compensation committee during the 1998 fiscal year is, or ever has been, an officer or employee of Pacific Crest Capital or any of its subsidiaries.


                    PROPOSAL 2: APPROVAL OF THE AMENDMENT TO
                         THE 1993 EQUITY INCENTIVE PLAN

         Pacific Crest Capital is seeking stockholder approval of an amendment to the 1993 Equity Incentive Plan. The 1993 Equity Incentive Plan was approved by the board of directors and by the stockholders in 1993. The board adopted an amendment on February 11, 1999 to increase the annual grant of stock options to non-employee directors after each 12-month period of continuous service from 500 shares to 1,000 shares and to eliminate the provision limiting the receipt of such grants to five 12-month periods, subject to stockholder approval at the meeting.

         The 1993 Equity Incentive Plan currently provides for the annual grant of options to non-employee directors of Pacific Crest Capital, without any action on the part of the board or the compensation committee, according to specified terms and conditions. Each person who becomes a non-employee director automatically receives non-qualified options to acquire (1) 2,000 shares of common stock on the date such person becomes a non-employee director and (2) 500 shares of common stock after each 12-month period of continuous service as a director of Pacific Crest Capital thereafter for up to a maximum of five such periods. Because all of Pacific Crest Capital's non-employee directors, except for Mr. Orlando who became a director in 1995, became directors of Pacific Crest Capital in 1993, they are no longer eligible to receive options under the 1993 Equity Incentive Plan.

         Pacific Crest Capital proposes to amend the 1993 Equity Incentive Plan to increase the annual grant of stock options to non-employee directors from 500 shares to 1,000 shares and to eliminate the provision limiting the receipt of such grants to five years. Pacific Crest Capital believes that in order to continue to attract, retain and motivate non-employee directors, non-employee directors should be provided the opportunity to participate in the stock ownership of Pacific Crest Capital. Accordingly, Pacific Crest Capital believes that increasing the annual grant of stock options to non-employee directors from 500 to 1,000 shares of common stock and eliminating the provision which limits such grants to five years will more effectively incentivize its non-employee directors and will further align the interests of non-employee directors with stockholders. The board of directors believes that Pacific Crest Capital's policy of encouraging stock ownership by its non-employee directors, in part through the granting of stock options, has been a positive factor in its growth and success, and that it has enhanced Pacific Crest Capital's ability to attract and retain qualified non-employee directors.

         The board of directors believes that the incentive that is provided by the opportunity to participate in the growth and earnings of Pacific Crest Capital through the granting of awards to acquire common stock is important to the continued success of Pacific Crest Capital and, accordingly, will benefit Pacific Crest Capital and its stockholders. Pacific Crest Capital believes it is in the best interests of its stockholders to approve this amendment to the 1993 Equity Incentive Plan.

         Set forth below is a summary of certain key provisions of the 1993 Equity Incentive Plan. A copy of the full text of the amended 1993 Equity Incentive Plan is attached hereto as Appendix A.

THE 1993 EQUITY INCENTIVE PLAN

         The 1993 Equity Incentive Plan is designed to promote and advance the interests of Pacific Crest Capital and its stockholders by (1) enabling Pacific Crest Capital to attract, retain, and reward managerial and other key employees and non-employee directors, and (2) strengthening the mutuality of interests between participants and the stockholders of Pacific Crest Capital in its long term growth, profitability and financial success by offering stock and cash based incentive awards based on performance and other equity-based awards.

         SUMMARY OF THE 1993 EQUITY INCENTIVE PLAN. The 1993 Equity Incentive Plan empowers Pacific Crest Capital to award or grant from time to time until December 31, 2002, when the 1993 Equity Incentive Plan expires except with respect to Awards then outstanding, to officers and other key employees of Pacific Crest Capital and its subsidiaries incentive, non-qualified and deferred compensation stock options, stock appreciation rights, restricted stock and restricted unit grants, performance share and performance unit grants, and any other stock-based awards (collectively referred to as "Awards") authorized by the committee which administers the 1993 Equity Incentive Plan, and any combination of any or all of such Awards, whether in tandem with each other or otherwise.

         ADMINISTRATION. The 1993 Equity Incentive Plan is administered by the compensation committee of the board of directors. The 1993 Equity Incentive Plan provides that the compensation committee must consist of at least two directors of Pacific Crest Capital who are "disinterested directors" within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule). The compensation committee has the sole authority to construe and interpret the 1993 Equity Incentive Plan, to make rules and procedures relating to the implementation of the 1993 Equity Incentive Plan, to select participants, to establish the terms and conditions of Awards and to grant Awards, with broad authority to delegate its responsibilities to others, except with respect to the selection for participation of, and the granting of Awards to, persons subject to Sections 16(a) and 16(b) of the Exchange Act.

         ELIGIBILITY CONDITIONS. Managerial, including all officers of Pacific Crest Capital, and other key employees of Pacific Crest Capital and its subsidiaries who hold positions of significant responsibility and non-employee directors are eligible to receive Awards under the 1993 Equity Incentive Plan, except that non-employee directors are not eligible to receive incentive stock options under the 1993 Equity Incentive Plan. Except for non-qualified stock options granted to non-employee directors, the selection of recipients of, and the nature and size of, Awards granted under the 1993 Equity Incentive Plan is wholly within the discretion of the compensation committee. Subject to specific provisions relating to the grant of options to non-employee directors and except with respect to incentive stock options Awards to non-employee directors, and the shares available under the 1993 Equity Incentive Plan, there is no other limit on the number of shares of common stock in respect of which Awards may be granted to or exercised by any person. Subject to any applicable statutory or regulatory restrictions, whether an Award may be exercised after a participant's termination of employment or a non-employee director ceases to serve as a director shall be determined by the compensation committee, except that if a participant's employment with Pacific Crest Capital and its subsidiary terminates or a non-employee director ceases to serve as a director for any reason within six months after the date of grant of any Award held by such participant, such Award shall expire as of the date of termination.

         SHARES SUBJECT TO THE 1993 EQUITY INCENTIVE PLAN. The maximum number of shares of common stock in respect of which Awards may be granted under the plan is 150,000, which increases by two percent (2%) of the total issued and outstanding shares of the common stock on the first day of each subsequent calendar year, commencing January 1, 1995.

         For the purpose of computing the total number of shares of common stock available for Awards under the 1993 Equity Incentive Plan, the above limitations shall be reduced by the number of shares of common stock subject to issuance upon exercise or settlement of Awards and the number of shares of common stock which equal the value of restricted unit and performance equity grants and other stock-based Awards, determined in each case at the date of the grant of such Awards. However, if any Awards are forfeited, terminated, settled in cash or exchanged for other Awards or expire unexercised, the shares of common stock previously subject to such Awards shall again be available for further Awards. In addition, shares which were subject to stock appreciation rights which expired unexercised, or were not issued upon the exercise thereof, and shares received in payment of the purchase price of a stock option in the exercise thereof shall again be available for Awards under the 1993 Equity Incentive Plan. The shares of common stock which may be issued to participants in the 1993 Equity Incentive Plan may be either authorized and unissued shares or issued shares reacquired by Pacific Crest Capital. No fractional shares may be issued under the 1993 Equity Incentive Plan.

         The maximum numbers of shares in payment of Awards granted or which may be subject to Awards, as applied to the 1993 Equity Incentive Plan and its several components, are subject to appropriate equitable adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation or other recapitalization of Pacific Crest Capital.

         TRANSFERABILITY. No Award granted under the 1993 Equity Incentive Plan, and no right or interest therein, shall be assignable or transferable by a participant except by will or the laws of descent and distribution.

         TERM, AMENDMENT AND TERMINATION. The 1993 Equity Incentive Plan will terminate on December 31, 2002, except with respect to Awards then outstanding. The board or directors may amend or terminate the 1993 Equity Incentive Plan at any time, except that, (i) to the extent restricted by Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule), the board of directors may not, without approval of the stockholders of Pacific Crest Capital, make any amendment that would (1) increase the total number of shares available for issuance (except as permitted by the 1993 Equity Incentive Plan to reflect changes in capitalization), (2) materially change the eligibility requirements, or (3) materially increase the benefits accruing to participants under the 1993 Equity Incentive Plan, and (ii) the provisions of the 1993 Equity Incentive Plan governing the award of options to non-employee directors may not be amended more than once every six months other than to comport with changes to the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Requirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder.

         CHANGE OF CONTROL. The 1993 Equity Incentive Plan provides that the exercisability of outstanding Awards will be accelerated in the event of a change of control of Pacific Crest Capital. A change of control is deemed to have occurred when (1) any person becomes the beneficial owner of shares of Pacific Crest Capital with respect to which 20% or more of the total number of votes for the election of the board of directors of Pacific Crest Capital may be cast; (2) in connection with any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, the persons who were directors of Pacific Crest Capital just prior to such event cease to constitute a majority of the board of directors of Pacific Crest Capital; (3) the stockholders of Pacific Crest Capital approve an agreement in which Pacific Crest Capital ceases to be an independent publicly owned corporation or for a sale of substantially all of the assets of Pacific Crest Capital; or (4) at the discretion of the board of directors, when a tender offer or exchange offer is made for shares of Pacific Crest Capital's common stock and shares of common stock are acquired thereunder (an "Offer").

         In the event of a change of control, each outstanding Award will become exercisable in full, regardless of any provisions to the contrary contained in any agreement evidencing the Award, for a period of thirty days from and after the date of the change of control, except that in the event that the board of directors decides to accelerate the exercisability of Awards as a result of any Offer, each outstanding Award will become exercisable during the period beginning on a date designated by the board of directors and ending on the thirtieth day following such date. No Award granted to an officer or director of Pacific Crest Capital will be exercisable as a result of acceleration within six months of the date of its grant.

         INCENTIVE STOCK OPTIONS. Options designated as incentive stock options, within the meaning of Section 422 of the Code, in respect of up to 500,000 shares may be granted under the 1993 Equity Incentive Plan. The number of shares of common stock in respect of which incentive stock options are first exercisable by any optionee during any calendar year shall not have a fair market value (determined at the date of grant) in excess of $100,000 (or such other limit as may be imposed by the Code). Incentive stock options shall be exercisable for such period or periods, not in excess of ten years after the date of grant, as shall be determined by the compensation committee.

         NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options may be granted for such number of shares of common stock and will be exercisable for such period or periods as the compensation committee shall determine.

         OPTIONS TO NON-EMPLOYEE DIRECTORS. The 1993 Equity Incentive Plan also provides for the grant of options to non-employee directors of Pacific Crest Capital, without any action on the part of the board or the compensation committee, only upon the terms and conditions set forth in the 1993 Equity Incentive Plan. Currently, each person who becomes a non-employee director shall automatically receive non-qualified options to acquire (1) 2,000 shares of common stock on the date such person becomes a non-employee director and (2) 500 shares of common stock after each 12-month period of continuous service as a director of Pacific Crest Capital thereafter for up to a maximum of five such periods. Each option shall become exercisable as to 25% of the shares of common stock subject to the option on each of the first, second, third and fourth anniversary dates of the grant and will expire ten years from the date the option was granted. The exercise price of such options shall be equal to 100% of the fair market value of the common stock subject to the option on the date on which such options are granted. Each option shall be subject to the other provisions of the 1993 Equity Incentive Plan. However, if the amendment to the 1993 Equity Incentive Plan is approved by the stockholders, the annual grant of stock options to non-employee directors will be increased from 500 to 1,000 shares of common stock and the provision which limits such grants to five years will be eliminated.

         DEFERRED COMPENSATION STOCK OPTIONS. Deferred compensation stock options are designed to provide a means by which compensation payments can be deferred to future dates. The number of shares subject to a deferred compensation stock option shall be determined by the compensation committee using the following:

          Amount of Compensation Deferred     =        Number of
          -------------------------------           Optioned Shares
                FMV - Exercise Price

where FMV means the fair market value of a share of the common stock at the date the option is granted and exercise price is the price at which the option may be exercised. Deferred compensation stock options will be exercisable for such period or periods as the compensation committee shall determine.

       OPTION EXERCISE PRICES. The exercise price of an incentive stock option shall be at least 100% of the fair market value of the common stock on the date of grant. Except for Awards to non-employee directors, non-qualified stock options and deferred compensation stock options may be issued at such option exercise price as the compensation committee shall determine, except that the compensation committee will not issue an option at less than 100% of the fair market value of the common stock of Pacific Crest Capital at the date of grant unless it has been determined that such "discount" option price will not result in taxable income under the Code to the optionee at the date of grant or the date the option first becomes exercisable, rather than at the date of exercise.

       EXERCISE OF OPTIONS. No stock option may be exercised, except as provided below, unless the holder thereof remains in the continuous employ or service of Pacific Crest Capital or one of its subsidiaries. The compensation committee may apply special rules in the case of an individual performing services for Pacific Crest Capital or one of its subsidiaries in a form other than as an employee or director.

       Stock options shall be exercisable only upon the payment in full of the applicable option exercise price in cash or, if approved by the compensation committee, in shares of the common stock (at the fair market value thereof at exercise date) or, if approved by the compensation committee, by surrendering outstanding Awards denominated in stock or stock units as to which the participant is vested. No incentive, non-qualified or deferred compensation stock option may be exercised within six months following the date of grant or after the optionee ceases to perform services for Pacific Crest Capital or one of its subsidiaries, except where the compensation committee adopts terms and conditions relating to such option which permit the exercise of such option after such cessation.

       STOCK APPRECIATION RIGHTS. Under the 1993 Equity Incentive Plan, a stock appreciation right ("SAR") may be granted in tandem with, in relation to or independent of any other Award granted under the plan. An SAR is an Award which will entitle the holder to receive an amount equal to all, or some portion (as determined by the compensation committee in respect of each SAR granted), of the excess of the fair market value of the common stock on the date of exercise over the fair market value of such share at the date of grant, multiplied by the number of shares as to which the holder is exercising the SAR. Pacific Crest Capital will pay such amount to the holder in cash, in shares of common stock (at fair market value on the date of exercise), in deferred compensation stock options, or a combination of the above, as the compensation committee may in its sole discretion determine.

       In no event may an SAR be exercised within six months after the date granted. The compensation committee may also determine that an SAR shall be automatically exercised on one or more specified dates, or that an SAR can only be exercised during specified periods.

       RESTRICTED STOCK. An Award of restricted stock consists of a specified number of shares of common stock which are transferred to a participant selected by the compensation committee and are subject to forfeiture to Pacific Crest Capital under such conditions and for such periods of time ("Restriction Period") as the compensation committee may determine. A participant may vote and receive dividends on the shares of restricted stock awarded, but may not sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock during the restriction period. Certificates for restricted stock shall be held by Pacific Crest Capital until all conditions have been satisfied.

       RESTRICTED UNITS. An Award of restricted units (each unit having a value equivalent to one share of common stock) may be granted to a participant subject to such terms and conditions as the compensation committee shall deem appropriate. Restricted units may be paid upon the expiration of the Restriction Period in cash, in shares of common stock equal to the number of restricted units granted, in deferred compensation stock options, or in any combination of the above, as determined by the compensation committee.

       RESTRICTION PERIOD; EMPLOYMENT STATUS. If a participant's employment ceases prior to the end of the Restriction Period or any installment thereof (but after six months from the date of grant) specified by the compensation committee in respect of such restricted award, the restrictions may lapse with respect to such portion, if any, of the restricted stock or restricted units as shall be determined by the compensation committee. In any event, if a participant's employment ceases for any reason (subject to possible specific exceptions as determined by the compensation committee) prior to the end of the Restriction Period, or any installment thereof, or within six months of the date of grant, all of the participant's restricted stock and restricted units will be forfeited.

       PERFORMANCE SHARES AND PERFORMANCE UNIT GRANTS. Performance share grants (with each unit of grant equal in value to one share of common stock at the date of grant) and performance unit grants (with each unit representing such monetary value as shall be assigned by the compensation committee) entitle the participant to receive cash, shares of common stock, deferred compensation stock options, or any combination of the above, as determined by the compensation committee, based upon the degree of achievement of a preestablished performance period ("Measurement Period") determined by the compensation committee. Performance goals are fixed by the compensation committee on the basis of such criteria and to accomplish such goals as the compensation committee may select. The compensation committee has sole discretion to determine the employees eligible for Awards of performance shares or performance units, the duration of each Measurement Period, the value of each performance unit and the number of shares or units earned on the basis of Pacific Crest Capital's performance in relation to the established goals. During a Measurement Period, the compensation committee may adjust upward or downward the performance goals, if necessary to reflect the intent of the plan in light of changes in the tax, securities, or accounting treatment of the plan and the participants.

       At the end of any Measurement Period, the compensation committee shall determine the number of performance shares and performance units which have been earned on the basis of Pacific Crest Capital's performance in relation to the performance goals. Except as otherwise provided in the performance award, a participant must be performing services for Pacific Crest Capital (or a subsidiary) continuously during the Measurement Period to receive the proceeds of a performance share or performance unit grant. Performance share grantees shall be entitled to receive payment for each unit earned in an amount equal to the fair market value of a share of common stock. Performance unit grantees shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of such unit.

       OTHER STOCK-BASED GRANTS AND DEFERRALS. The compensation committee shall have authority to grant other stock-based Awards in common stock or denominated as stock units. The compensation committee may also permit a participant to elect to defer receipt of the proceeds of any Award granted under the 1993 Equity Incentive Plan.

       GRANT OF AWARDS. The non-employee directors of Pacific Crest Capital, were granted as of March 26, 1999, pursuant to the formula provisions of the 1993 Equity Incentive Plan, non-qualified options to acquire 17,000 shares of common stock at an exercise price equal to the fair market value on the respective dates of grant. In accordance with the provisions of the 1993 Equity Incentive Plan regarding grants to non-employee directors, each such option has a term of ten years and will become exercisable as to 25% of the shares of common stock subject to the option on the first, second, third and fourth anniversary dates of the grant. In addition, the compensation committee has granted incentive stock options to certain key employees, including the Named Executives. Such options have an exercise price equal to the fair market value of the option on the date of the grant, terms of ten years and will become exercisable as to 33-1/3% of the shares of common stock subject to the option on the second, third and fourth anniversary dates of the grant. The following table sets forth options granted to date under the 1993 Equity Incentive Plan.

                       1993 EQUITY INCENTIVE PLAN BENEFITS

                      Name and Position                                 Dollar Value(1)               Number of Shares(2)
-------------------------------------------------------------      --------------------------     ----------------------------
Gary Wehrle, President and Chief
Executive Officer                                                         $    438,785                           76,330
Gonzalo Fernandez, Executive Vice President                                    278,650                           48,500
Barry L. Otelsberg, Executive Vice President                                   244,367                           40,000
Lyle C. Lodwick, Executive Vice President                                      244,368                           43,500
Joseph Finci, Senior Vice President                                             78,320                           18,500
All current executive officers, as a group (7 persons)                       1,395,730                          254,440
Non-employee directors, as a group (4 persons)                                  99,365                           17,000
Employees, including non-executive officers, as a
group (57 persons)                                                             349,720                          113,036


--------------------------------------------

(1) Based upon the difference between the fair market value of the underlying common stock on March 26, 1999 ($14.50) and the exercise price of the options. This valuation does not take into account further stock price changes that may occur over the term of the options, and may not necessarily represent actual gains, if any, that the optionees will ever realize.

(2) Represents all option grants since the initial adoption of the 1993 Equity Incentive Plan through March 26, 1999. Includes options which have not yet vested.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1993 EQUITY INCENTIVE PLAN

       The following discussion is only a summary of the principal federal income tax consequences of the compensation Awards to be granted under the 1993 Equity Incentive Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual participants, which may substantially alter or modify the federal income tax consequences herein discussed. Because of the wide range of Awards that may be made under the 1993 Equity Incentive Plan, the following discussion is confined to the most common forms of Awards likely to be made.

       INCENTIVE STOCK OPTIONS. Generally under present law, when an option qualifies as an incentive stock option under Section 422 of the Code: (1) an optionee will not realize taxable income either upon the grant or the exercise of the option, (2) any gain or loss upon a qualifying disposition of the shares acquired by the exercise of the option will be treated as capital gain or loss, and (3) no deduction will be allowed to Pacific Crest Capital for federal income tax purposes in connection with the grant or exercise of an incentive stock option or a qualifying disposition of the shares. A disposition by an optionee of stock acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it occurs more than two years after the grant of the option, and one year after the transfer of the shares to the optionee. If such stock is disposed of by the optionee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the optionee, in general, will recognize ordinary income equal to the lesser of (1) the aggregate fair market value of the shares as of the date of exercise less the option price, or (2) the amount realized on the disqualifying disposition less the option price. Pacific Crest Capital would become entitled to a corresponding deduction. Ordinary income from a disqualifying disposition will constitute ordinary compensation income. Any gain in addition to the amount reportable as ordinary income on a "disqualifying disposition" generally will be capital gain.

       Upon the exercise of an incentive stock option, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as an adjustment to taxable income in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such adjustments (along with tax preference items) form the basis for the alternative minimum tax (presently at a graduated rate for individuals), which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances the amount of alternative minimum tax is allowed as a carryforward credit against regular tax liability in subsequent years.

       NON-QUALIFIED STOCK OPTIONS. In the case of stock options which do not qualify as an incentive stock option (non-qualified stock options), no income generally is recognized by the optionee at the time of the grant of the option. Under present law the optionee generally will recognize ordinary income at the time the non-qualified stock option is exercised equal to the aggregate fair market value of the shares acquired less the option price. Ordinary income from a non-qualified stock option will constitute compensation for which withholding may be required under federal and state law.

       Subject to special rules applicable when an optionee uses stock of Pacific Crest Capital to exercise an option, shares acquired upon exercise of a non-qualified stock option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

       Pacific Crest Capital will generally be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in connection with the exercise of a non-qualified stock option provided Pacific Crest Capital complies with any withholding requirements of federal and state law.

       OPTIONS TO NON-EMPLOYEE DIRECTORS. These options would be non-qualified stock options for tax purposes, and the tax rules applicable to them would generally be the same as the rules for non-qualified stock options described above. However, since the optionees are not employees, income tax withholding would not be required in order for Pacific Crest Capital to qualify for its income tax deduction.

       DEFERRED COMPENSATION STOCK OPTIONS. These options would be non-qualified stock options for tax purposes, and the tax rules applicable to them would generally be the same as the rules for non-qualified stock options described above. This assumes, however, that the decision to accept a deferred compensation stock option in lieu of other compensation is made far enough in advance to avoid constructive receipt of the other forms of income. There is disagreement among the IRS, the courts, and some commentators regarding when the recipient must make the decision to defer in order to avoid constructive receipt of compensation. While the IRS argues that the deferral election should be made prior to rendering the services being compensated, some court decisions have approved the deferral of tax reporting when elections have not been made until later events. If a person has constructively received income for tax purposes, the income inclusion for the recipient and corresponding deduction for Pacific Crest Capital will occur upon such constructive receipt and will be measured using valuations as of that date. The actual exercise of a deferred compensation stock option in such circumstances would be a second income and deduction event.

       STOCK APPRECIATION RIGHTS. Subject to the discussion of the rules for payment in deferred compensation stock options set forth above, a SAR recipient will be taxed (and Pacific Crest Capital will receive a corresponding deduction) when the recipient exercises the SAR. Income generated by such exercise will be ordinary compensation income and will be measured by the amount of cash received or the then-current fair market value of the stock received upon such event. In the case of a SAR granted to an employee, Pacific Crest Capital will have a withholding obligation.

       RESTRICTED STOCK. The income and deduction events in the case of restricted stock grants generally are deferred until the restrictions on the stock lapse. At that time, the recipient would report as ordinary compensation income the difference between the then-current fair market value of the stock and the amount (if any) paid for the stock. Subject to withholding obligations, Pacific Crest Capital is entitled to a corresponding deduction. The recipient may elect to report the income with respect to the restricted stock upon its receipt rather than at the time of the lapse of the restrictions. In such case, the valuation used for income and deduction purposes is the value of the restricted stock at the time of receipt, disregarding any restrictions other than those that will never lapse.

       RESTRICTED UNITS. Subject to the discussion of the rules for payment in deferred compensation stock options set forth above, a recipient of a restricted unit will be taxed (and Pacific Crest Capital will receive a corresponding deduction) when the recipient receives payment at the time the restrictions lapse. Income generated by such lapse and payment will be ordinary compensation income and will be measured by the amount of cash received or the then-current fair market value of the stock received upon such event. In the case of a restricted unit granted to an employee, Pacific Crest Capital will have a withholding obligation.

       PERFORMANCE SHARES AND PERFORMANCE UNITS. Subject to the discussion of the rules for payment in deferred compensation stock options set forth above, a recipient of a performance share or performance unit will be taxed (and Pacific Crest Capital will receive a corresponding deduction) when the recipient receives payout at the end of the performance period. The recipient will have ordinary compensation income measured by the cash received and/or the then-current fair market value of the stock received upon such event. In the case of a performance share or performance unit granted to an employee, Pacific Crest Capital will have a withholding obligation.

       RESTRICTION ON DEDUCTIONS. Not every amount paid as compensation for services is currently deductible. For example, depending upon the services rendered, some compensation payments must be capitalized or added to inventory costs. Two other restrictions potentially applicable to deductions for executive compensation payments are the restriction on deduction of so-called "excess parachute payments" and the deduction limit of $1,000,000 per year for certain executive compensation. Whether any such restrictions will apply to specific payments of compensation by Pacific Crest Capital cannot be predicted at this time.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
                THE AMENDMENT TO THE 1993 EQUITY INCENTIVE PLAN.


                  PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE
                        1994 EMPLOYEE STOCK PURCHASE PLAN

       Pacific Crest Capital is seeking approval of an amendment to the 1994 Employee Stock Purchase Plan. The 1994 Employee Stock Purchase Plan was approved by the board of directors and by the stockholders in 1994. The 1994 Employee Stock Purchase Plan provides for eligible employees of Pacific Crest Capital and its subsidiaries to participate in the ownership of Pacific Crest Capital by acquiring the right to purchase shares of common stock. The board adopted an amendment to increase the number of shares of common stock reserved for issuance under the 1993 Employee Stock Purchase Plan on February 11, 1999, subject to stockholder approval at the meeting.

       Pacific Crest Capital proposes to amend the 1994 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan from 33,300 to 75,000. As of March 26, 1999, of the 33,300 shares reserved for issuance under the 1994 Employee Stock Purchase Plan, only 7,761 are available for future grant. Pacific Crest Capital believes that in order to attract, retain and motivate officers and employees, the number of shares available for issuance under the 1994 Employee Stock Purchase Plan must be increased. The board of directors believes that Pacific Crest Capital's policy of encouraging stock ownership by its officers and key employees, in part by providing the right to purchase shares of common stock, has been a positive factor in its growth and success, and that it has enhanced Pacific Crest Capital's ability to attract and retain qualified management.

       While the board of directors recognizes the possible dilutive effect on the stockholders, it believes, on balance, the incentive that is provided by the opportunity to participate in the growth and earnings of

Pacific Crest Capital through the ability to acquire common stock is important to the continued success of Pacific Crest Capital and, accordingly, will benefit Pacific Crest Capital and its stockholders. Pacific Crest Capital believes it is in the best interests of its stockholders to approve this amendment to the 1994 Employee Stock Purchase Plan. If the proposal is not approved by the stockholders, the 1994 Employee Stock Purchase Plan will continue with only 33,330 shares of common stock reserved for issuance thereunder.

       Set forth below is a summary of certain key provisions of the 1994 Employee Stock Purchase Plan. A copy of the full text of the amended 1994 Employee Stock Purchase Plan is attached hereto as Appendix B. If this proposal is approved, the additional shares available under the 1994 Employee Stock Purchase Plan will be subject to the same terms and provisions that are currently in such plan.

THE 1994 EMPLOYEE STOCK PURCHASE PLAN

       PURPOSE. The purpose of the 1994 Employee Stock Purchase Plan is to promote the interests of Pacific Crest Capital by providing a method whereby employees of Pacific Crest Capital may participate in the ownership of Pacific Crest Capital by acquiring an interest in Pacific Crest Capital's growth and productivity.

       THE OPTIONS. The 1994 Employee Stock Purchase Plan provides that, during each specified period ("Option Period"), Pacific Crest Capital may grant options to participants to purchase, at the termination of that Option Period, shares of common stock under the 1994 Employee Stock Purchase Plan. The Option Periods coincide with Pacific Crest Capital's calendar year.

       The price at which each share covered by an option under the 1994 Employee Stock Purchase Plan may be purchased is in all instances the lower of
(1) 100% of the fair market value of a share of common stock on the first day of the applicable Option Period, and (2) 90% of the fair market value of a share of common stock on the last day of that Option Period. Accordingly, in no event does an employee's purchase price exceed 90% of the fair market value of a share of common stock on the last day of the Option Period.

       Unless terminated, options granted at the commencement of an Option Period are exercised automatically on the last day of that Option Period. An option terminates upon a voluntary withdrawal from participation in the 1994 Employee Stock Purchase Plan by a participant, which may be effected any time prior to the last day of the Option Period by completing a notice of termination form. An option also terminates automatically if the participant holding the option ceases to be employed by Pacific Crest Capital or a subsidiary of Pacific Crest Capital for any reason (including death, disability or retirement) prior to the last day of the Option Period.

       An option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the optionee, only by such optionee. Optionees do not have rights as stockholders with respect to option shares until they have exercised their options.

       ELIGIBILITY AND PARTICIPATION. All full-time employees (including all employees whose customary employment exceeds twenty hours per week) of Pacific Crest Capital and its subsidiaries who, as of the date options are to be granted under the 1994 Employee Stock Purchase Plan, have been employed continuously for at least 30 days and who work more than 20 hours per week are eligible to participate in the 1994 Employee Stock Purchase Plan at their election. However, no employee may be granted an option if such employee would immediately thereafter own, directly or indirectly, 5% or more of the combined voting power of all classes of stock, of Pacific Crest Capital, as determined pursuant to Section 423(b)(3) of the Code.

       Eligible employees may enroll as participants in the 1994 Employee Stock Purchase Plan by executing a form provided by Pacific Crest Capital prior to the commencement of each Option Period on which they may designate (1) the portion of their compensation, in any amount up to the stated maximum set forth on the form, to be deducted semi-monthly, and accumulated for the purchase of shares of common stock, and/or (2) the amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of common stock. Once chosen, the semi-monthly contribution for that Option Period cannot be decreased or increased without terminating the option. The aggregate maximum dollar amount which may be designated by a participant to be applied to the purchase of shares under the 1994 Employee Stock Purchase Plan may not exceed the lesser of 15% of base compensation or $25,000.

       SHARES SUBJECT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN. The maximum number of shares of common stock that may currently be issued under the 1994 Employee Stock Purchase Plan is 33,330, subject to adjustment. If the amendment to the 1994 Employee Stock Purchase Plan is approved by the stockholders, the number of shares that may be issued will be increased to 75,000. Common stock which may be issued under the 1994 Employee Stock Purchase Plan may be either authorized and unissued shares or treasury shares.

       ADMINISTRATION AND AMENDMENT. The 1994 Employee Stock Purchase Plan will be administered by the compensation committee of the board of directors. The compensation committee will be empowered to interpret and construe any provision of the 1994 Employee Stock Purchase Plan and may adopt such rules and regulations for administering the 1994 Employee Stock Purchase Plan as it deems necessary.

       The board of directors of Pacific Crest Capital may at any time, insofar as is permitted by law, alter, amend, suspend or discontinue the 1994 Employee Stock Purchase Plan with respect to any shares not already subject to options; provided, however, that without the approval of the stockholders no modification or amendment may increase the number of shares subject to the 1994 Employee Stock Purchase Plan, extend the term of the 1994 Employee Stock Purchase Plan, alter the option price formula, otherwise materially increase the benefits accruing to participants, materially modify the requirements as to eligibility for participation, or amend the 1994 Employee Stock Purchase Plan in any manner that will cause it to fail to meet the requirements of an "Employee Stock Purchase Plan" as defined in Section 423 of the Code.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN

       The following discussion is only a summary of the principal federal income tax consequences of the common stock to be issued under the 1994 Employee Stock Purchase Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual participants, which may substantially alter or modify the federal income tax consequences herein discussed.

       A participant who elects to receive shares of common stock will recognize ordinary compensation income in the amount of the fair market value of such shares as of the date they are credited to his or her account and any cash received in lieu of fractional shares. In addition, Pacific Crest Capital will be entitled to a deduction for the amount included in the income of a participant. Tax withholding obligations and payroll tax obligations will apply.


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 APPROVAL OF THE AMENDMENT TO THE 1994 EMPLOYEE
                              STOCK PURCHASE PLAN.


                              CERTAIN TRANSACTIONS

       None of the directors or executive officers of Pacific Crest Capital or any subsidiary thereof, or any associates or affiliates of any of them, is or has been indebted to Pacific Crest Capital at any time since the beginning of the last completed fiscal year of Pacific Crest Capital and there are no outstanding loans to any directors or officers of Pacific Crest Capital. Except for the stock plans described above, none of the directors or executive officers of Pacific Crest Capital, or any associate or affiliate of such person, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with Pacific Crest Capital.


                              INDEPENDENT AUDITORS

       Deloitte & Touche LLP performed audit services for Pacific Crest Capital during 1998 which consisted of the examination of the financial statements of Pacific Crest Capital and Pacific Crest Bank and assistance and consultation in connection with filings with the SEC. All professional services rendered by Deloitte & Touche LLP during 1998 were furnished at customary rates and terms.

       Pacific Crest Capital has selected Deloitte & Touche LLP to serve as independent accountants for the 1999 fiscal year. Representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions and to comment on Pacific Crest Capital's consolidated financial statements.

                            PROPOSALS OF STOCKHOLDERS

       Proposals of stockholders intended to be included in the proxy materials for the 2000 annual meeting of stockholders must be received by the Secretary of Pacific Crest Capital, 30343 Canwood Street, Agoura Hills, California 91301, by December 11, 1999. In addition, in the event a stockholder proposal is not submitted to Pacific Crest Capital prior to February 24, 2000, the proxy to be solicited by the board of directors for the 2000 annual meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2000 annual meeting without any discussion of the proposal in the proxy statement for such meeting.

       Under Rule 14a-8 adopted by the SEC under the Exchange Act, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy statement and proxy under certain circumstances. In order to avoid unnecessary expenditures of time and money by stockholders and Pacific Crest Capital, stockholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to Pacific Crest Capital.


                                  ANNUAL REPORT

       Pacific Crest Capital's Annual Report for the fiscal year ended December 31, 1998 accompanies this proxy statement. The Annual Report contains consolidated financial statements of Pacific Crest Capital and its subsidiary and the report thereon of Deloitte & Touche LLP, Pacific Crest Capital's independent auditors.

       STOCKHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF PACIFIC CREST CAPITAL'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE SEC PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 BY WRITING TO PACIFIC CREST CAPITAL AT 30343 CANWOOD STREET, AGOURA HILLS, CALIFORNIA 91301.


                                 OTHER BUSINESS

       Management knows of no business which will be presented for consideration at the meeting other than as stated in the notice of meeting. If, however, other matters are properly brought before the meeting, it is the intention of the proxyholders to vote the shares represented thereby on such matters in accordance with the recommendation of the board of directors and authority to do so is included in the proxy.


                                       PACIFIC CREST CAPITAL, INC.



                                       ROBERT J. DENNEN
                                       Senior Vice President, Chief Financial
                                       Officer and Secretary

Agoura Hills, California
April 9, 1999

                                                                      APPENDIX A

                           1993 PACIFIC CREST CAPITAL, INC.
                          EQUITY INCENTIVE PLAN, AS AMENDED



          1. PURPOSE. The purpose of the 1993 Pacific Crest Capital, Inc. Incentive Plan is to promote and advance the interests of Pacific Crest Capital, Inc. and its shareholders by enabling the Company to attract, retain and reward managerial and other key employees, and to strengthen the mutuality of interests between such employees and the Company's shareholders. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

          2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

               (a) "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 10, inclusive, of the Plan.

               (b)  "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as in effect from time to time or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

               (d) "Committee" means the Committee of the Board that is provided in Section 3 of the Plan.

               (e) "Common Stock" means the Common Stock, without par value, of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

               (f) "Company" means Pacific Crest Capital, Inc., a Delaware corporation, or Subsidiary or successor corporation.

               (g) "Deferred Compensation Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is specifically designated as such.

               (h) "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan.

               (i) "Effective Date" means the date the Plan is approved by the holders of a majority of the shares of Common Stock represented and voting and entitled to vote at a meeting of the shareholders of the Company or by written consent of a majority of the outstanding shares of Common Stock.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

               (k) "Fair Market Value" means on any given date, the closing price for the Common Stock on the date of such grant or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded, determined in accordance with the following rules.

                       (i) If the Common Stock is admitted to trading or listing on a national securities exchange registered under the Exchange Act, the closing price for any day shall be the last reported sale price regular way, or in the case no such reported sale takes place on such date, the average of the last reported bid and ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or

                      (ii) If not listed or admitted to trading on any national securities exchange, the last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or, in case no such reported sale takes place, the average of the closing bid and ask prices on such date, or

                     (iii) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system, or

                      (iv) If the Common Stock is not listed on NASDAQ or any comparable system, the closing bid and ask prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

               (l) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

               (m) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

               (n) "Participant" means an employee of the Company or a Subsidiary or an individual who is performing services for either such entity and who is granted an Award under the Plan.

               (o) "Performance Award" means an Award granted pursuant to the provisions of Section 9 of the Plan, the vesting of which is contingent on the attainment of specified performance criteria.

               (p) "Performance Share Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of
Section 9 of the Plan.

               (q) "Performance Unit Grant" means an Award of monetary units granted pursuant to the provisions of Section 9 of the Plan.

               (r) "Plan" means this 1993 Pacific Crest Capital, Inc. Equity Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time in effect.

               (s) "Restricted Award" means an Award granted pursuant to the provisions of Section 8 of the Plan.

               (t) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

               (u) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

               (v) "Retirement" means retirement from active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Company's retirement plan or such earlier retirement date as approved by the Committee for purposes of this Plan.

               (w) "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

               (x) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

               (y) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power.

               (z) "Ten Percent Shareholder" means a person who owns (after taking into account the constructive ownership rules of Section 424(d) of the
Code) more than ten percent (10%) of the stock of the Company.

          3.   ADMINISTRATION.

               (a) The Plan shall be administered by the Committee to be appointed from time to time by the Board. The Committee shall be comprised of not less than the minimum number (if any) of members of the Board required by Rule 16b-3 of the Exchange Act (or any successor rule). Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee.

               (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

               (c) The Committee is authorized to construe and interpret the Plan to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person claiming under or through any Participant.

               (d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of and the granting of Awards to persons subject to Section 16 of the Exchange Act.

               (e) The Committee is expressly authorized to make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the income tax, accounting, or securities laws treatment of Participants and the Plan.

               (f) The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

          4.   DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

               (a) TERM. The Plan shall terminate on December 31, 2002, except with respect to Awards then outstanding.

               (b) SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan shall be one hundred fifty thousand (150,000). With respect to each calendar year beginning after January 1, 1995, this amount shall be increased by two percent (2%) of the total issued and outstanding shares of the Common Stock as of the first day of that year. Any unused portion of the percentage limit for any calendar year shall be carried forward and be made available for Awards in succeeding calendar years.

                       (i) In no event shall more than five hundred thousand (500,000) shares of Common Stock be cumulatively available for Awards of Incentive Stock Options under the Plan.

                      (ii) All of the amounts stated in this Paragraph (b) are subject to adjustment as provided in Section 15 below.

                     (iii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards and the number of shares of Common Stock which equal the value of Restricted Unit Grants and Performance Share Grants and other Stock-Based Awards, determined as at the dates on which such Awards are granted.

                      (iv) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

                       (v) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan, as shall any shares covered by Stock Appreciation Rights which are not issued as payment upon exercise.

               (c) SOURCE OF COMMON STOCK. Common Stock which may be issued under the plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares of Common Stock shall be issued under the Plan.

          5. ELIGIBILITY. Persons eligible for Awards under the Plan shall consist of managerial and other key employees of the Company and its Subsidiaries who hold positions of significant responsibilities or whose performance or potential contribution, in the judgement of the Committee, will benefit the future success of the Company.

          6. STOCK OPTIONS. Stock Options granted under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options, or Deferred Compensation Stock Options (collectively referred to as "Stock Options"). Stock Options shall be subject to the following terms and conditions. Each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               (a) GRANT. Stock Options may be granted under the Plan on such terms and conditions not inconsistent with the provisions of the Plan and in such form as the Committee may from time to time approve. Stock Options may be granted alone, in addition to or in tandem with other Awards under the Plan.

               (b) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option. In the case of a Ten Percent Shareholder, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of its grant.

               (c) OPTION TERM. The term of each Stock Option shall be fixed by the Committee. However, the term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted. Furthermore, the term of the Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of its grant.

               (d) EXERCISABILITY. A Stock Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the date of grant. However, no Stock Option shall be exercisable during the first six (6) months after the date such Stock Option is granted. Except as provided in Section 13 of the Plan, no Stock Option may be exercised unless the holder thereof is at the time of such exercise providing services to the Company or a Subsidiary and has been continuously providing services since the date such Stock Option was granted.

               (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price (i) in cash, (ii) if acceptable to the Committee, in shares of Common Stock already owned by the Participant, or
(iii) by surrendering outstanding Awards denominated in stock or stock units, to the extent they are already vested. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of part or all of the purchase price of such shares.

               (f) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by the Code.

               (g) DEFERRED COMPENSATION STOCK OPTIONS. Deferred Compensation Stock Options are intended to provide a means by which compensation payments can be deferred to future dates. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in its sole discretion, in accordance with the following formula:

          Amount of Compensation to be Deferred
          --------------------------------------    = Number of
          Fair Market Value - Stock Option Price      Shares

Amounts of compensation deferred may include amounts earned under Awards granted under the Plan or under any other compensation plan, program, or arrangement of the Company as permitted by the Committee. Deferred Compensation Stock Options will be granted only if the Committee has reasonably determined that a recipient of such an option will not be deemed at the date of grant to be in receipt of the amount of income being deferred for purposes of the Code.

          7. STOCK APPRECIATION RIGHTS. The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions. Furthermore, the Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

               (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, or such other price as set by the Committee, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

               (b) GRANT. A Stock Appreciation Right may be granted in tandem with, in addition to, or completely independent of, a Stock Option or any other Award under the Plan.

               (c) EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right be exercisable within the first six (6) months after the date of grant. The Committee may also provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

               (d) FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made (i) in cash, (ii) in shares of Common Stock,
(iii) in the form of a Deferred Compensation Stock Option, or (iv) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted or at the time of exercise. However, any Stock

Appreciation Right exercised upon or subsequent to the occurrence of a Change in Control (as defined in Section 16) shall be paid in cash.

          8. RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions. Furthermore, the Restricted Awards shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Paragraph (d) below.


               (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units (with each unit having a value equivalent to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of such units.

               (c) GRANTS OF AWARDS. Restricted Awards may be granted under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of such shares of Common Stock. Such certificate shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

               (d) RESTRICTION PERIOD. Restricted Awards shall provide that in order for a Participant to vest in such Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than six months commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or portion thereof, as the case may be.

               (e) PAYMENT OF AWARDS. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash,
(ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, (iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Award is granted or at the time it is settled.

               (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

          9. PERFORMANCE AWARDS. Performance Awards granted under the Plan may be in the form of either Performance Share Grants or Performance Unit Grants. Performance Awards shall be subject to the following terms and conditions. Furthermore, the Performance Awards shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

               (a) PERFORMANCE SHARE GRANTS. A Performance Share Grant is an Award of units (with each unit equivalent in value to one share of Common Stock) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units or a portion of such units in the event certain performance criteria are not met within a designated period of time.

               (b) PERFORMANCE UNIT GRANTS. A Performance Unit Grant is an Award of units (with each unit representing such monetary amount as designated by the Committee) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion of such units) in the event certain performance criteria are not met within a designated period of time.

               (c) GRANTS OF AWARDS. Performance Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Awards may be granted alone, in addition to, or in tandem with other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Award made to any Participant.

               (d) PERFORMANCE GOALS AND PERFORMANCE PERIODS. Performance Awards shall provide that in order for a Participant to vest in such Awards, the Company must achieve certain performance goals ("Performance Goals") over a designated performance period ("Performance Period") having a minimum duration of two years. The Performance Goals and Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period before, or as soon as possible after, the commencement of the Performance Period. The Committee shall also establish a schedule or schedules for such Performance Period setting forth the portion of the Performance Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded.
In setting Performance Goals, the Committee may use such measures as return on equity, earnings growth, revenue growth, comparisons to peer companies, or such other measure or measures of performance in such manner as it deems appropriate. During the Performance Period, the Committee shall have the authority to adjust upward or downward the Performance Goals in such manner as it deems appropriate to reflect changes in tax or securities law or in the accounting treatment of the Plan, to preserve the original intent of the award.

               (e) PAYMENT OF AWARDS. In the case of a Performance Share Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the aggregate Fair Market Value of the shares of Common Stock covered by such Award. In the case of a Performance Unit Grant, the Participant shall be entitled to receive payment for each unit earned in an amount equal to the dollar value of each unit times the number of units earned. Payment in settlement of a Performance Award shall be made as soon as practicable following the conclusion of the respective Performance Period (i) in cash, (ii) in shares of Common Stock, (iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee may determine. The Committee may elect to make this determination either at the time the Award is granted or at the time it is settled.

          10.  OTHER STOCK-BASED AND COMBINATION AWARDS.

               (a) The Committee may grant other Awards under the Plan pursuant to which Common Stock is or may in the future be acquired, or Awards denominated in stock units, including ones valued using measures other than market value. Such Other Stock-Based Grants may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

               (b) The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

               (c) Subject to the provisions of the Plan, the Committee shall have authority to determine the individuals to whom and the time or times at which the Awards shall be made, the number of shares of Common Stock to be granted or covered pursuant to such Awards, and any and all other conditions and/or terms of the Awards.

          11. NON-EMPLOYEE DIRECTORS. Directors of the Company who are not employees of the Company ("Non-Employee Directors") shall receive Stock Options as set forth in this Section 11 without the requirement of any action by the Board of Directors or by the Committee. However, Non-Employee Directors shall only participate in the Plan to the extent specified in this Section 11.

               (a) Each person who is a Non-Employee Director on January 6, 1994 ("Original Grant Date") shall automatically receive, as of that date, a Non-Qualified Stock Option to acquire two thousand (2,000) shares of Common Stock. A person who subsequently becomes a Non-Employee Director shall automatically receive, on the date that the person becomes a Non-Employee Director, a Non-Qualified Stock Option to acquire two thousand (2,000) shares of Common Stock.

               (b) After each twelve (12) month period of continuous service as a Non-Employee Director after the original Grant Date, each Non-Employee Director shall automatically receive a Non-Qualified Stock Option to acquire one thousand (1,000) shares of Common Stock.

               (c) Each Non-Qualified Stock Option granted under Paragraphs (a) and (b) above shall become exercisable as to 25% of the shares of Common Stock subject to the Option on the first, second, third, and fourth anniversary dates of the grant.

               (d)  Each Non-Qualified Stock Option granted under this
Section 11 shall expire upon the earliest of the following events:

                       (i) Ten (10) years from the date the Option was granted;

                      (ii) The termination of the Plan;

                     (iii) Three (3) months after the date on which the person ceases to be a Non-Employee Director, except that if the cessation of services was caused by the person's death or becoming disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year after the cessation of such services.

               (e) The exercise price of the Non-Qualified Stock Options granted under this Section 11 shall be one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the Grant.

          12. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or exercise of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including the possible (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock, and (c) granting of Deferred Compensation Stock Options.

          13. DIVIDEND EQUIVALENTS. Awards of Stock Options, Stock Appreciation Rights, Restricted Unit Grants, Performance Share Grants, and other Stock-Based Awards may, in the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

          14. TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised after a Participant's termination of employment shall be determined by the Committee, except that in the event a Participant's employment with the Company or a Subsidiary terminates for any reason within six
(6) months of the date of grant of any Award held by the Participant, the Award shall expire as of the date of such termination of employment and the Participant and the Participant's legal representative or beneficiary shall forfeit any and all rights pertaining to such Award.

          15. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant or his or her legal representative.

          16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

               (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

               (b) In the event of any change in capitalization affecting the Common Stock of the Company after the Effective Date, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to (i) the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, (ii) the maximum number of shares of Common Stock which may be sold or awarded to any Participant,
(iii) the number of shares of Common Stock covered by each outstanding Award, and (iv) the price per share in respect of outstanding Awards.

               (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock options and/or stock appreciation rights and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of shares of Common Stock available for Awards under Section 4 of the Plan may be increased accordingly.

          17.  CHANGE IN CONTROL.

               (a)  In the event of a Change in Control (as defined in Paragraph
(b) below) of the Company, and except as otherwise provided in Award Agreements:

                       (i) All Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control;

                      (ii) All restrictions and conditions of all Restricted Stock Grants and Restricted Unit Grants then outstanding shall be deemed satisfied as of the date of the Change in Control; and

                     (iii) All Performance Share Grants and Performance Unit Grants shall be deemed to have been fully earned as of the date of the Change in Control;

subject to the limitation that any Award which has been outstanding less than six (6) months on the date of the Change in Control shall not be afforded such treatment.

               (b) A "Change in Control" shall be deemed to have occurred upon the occurrence of any one (or more) of the following events:

                       (i) Any person, including a group as defined in
Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board may be cast;

                      (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, persons who were directors of the Company just prior to such event shall cease to constitute a majority of the Board;

                     (iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

                      (iv) A tender offer or exchange offer is made for shares of the Company's Common Stock (other than one made by the Company) and shares of Common Stock are acquired thereunder ("Offer"). However, the acceleration of the exercisability of outstanding options upon the occurrence of an Offer shall be within the discretion of the Board.

          18. AMENDMENT AND TERMINATION. Without further approval of the stockholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable. However, the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 15 of the Plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan. Notwithstanding the above, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board may amend the Plan in accordance with any modifications to that rule without the need for shareholder approval. Notwithstanding the foregoing, the provisions of
Section 11 may not be amended more than once every six months other than to comply with the changes in the Code or the Employee Retirement Income Security Act of 1974 ("ERISA").

          19.  MISCELLANEOUS MATTERS.

               (a) TAX WITHHOLDING. The Company shall have the right to deduct from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

               (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.

               (c) UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

               (d) ANNULMENT OF AWARDS. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 18(e), the term "terminated for cause" means any discharge for violation of the policies and procedures of the Company or for other job performance or conduct which is detrimental to the best interests of the Company.

               (e) ENGAGING IN COMPETITION WITH COMPANY. In the event a Participant terminates his or her employment with the Company or a Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with the Company, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise, vesting or payment) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with the Company.

               (f) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state. Furthermore, such benefits shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that inclusion of an Award or portion of an Award should be included. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company or Subsidiary plans. The Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements (in addition to this Plan) as it deems necessary to attract, retain, and reward employees for their service with the Company and its Subsidiaries.

               (g) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (h) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee shall, in its sole discretion, determine.

               (i) COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

               (j) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                                                     APPENDIX B
                             PACIFIC CREST CAPITAL, INC.
                    1994 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED


                                      ARTICLE I
                              PURPOSE AND EFFECTIVE DATE

       1.1 PURPOSE OF PLAN. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by, Employees of the Company in order to increase their proprietary interest in the success of the Company.

       1.2 EFFECTIVE DATE OF PLAN. The effective date of the Plan is January 1, 1994.


                                     ARTICLE II
                                     DEFINITIONS

       Whenever capitalized in the text, the following terms shall have the meanings set forth below.

       2.1     "ACCOUNT" shall mean the account established pursuant to Section
3.5 to hold a Participant's contributions to the Plan.

       2.2 "BASE COMPENSATION" shall be an Employee's annualized rate of compensation.

               (a) In the case of a salaried Employee, "Base Compensation" shall be determined with respect to the Employee's salary in effect at the commencement of the Option Period.

               (b) In the case of an hourly Employee, "Base Compensation" shall be the Employee's hourly rate in effect at the commencement of the Option Period times the number of hours that the Employee is regularly scheduled to work.

               (c) "Base Compensation" does not include bonuses, overtime, deferred compensation, or Company contributions to any Employee benefit plan.

       2.3 "BOARD" shall mean the Board of Directors of Pacific Crest Capital, Inc.

       2.4     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       2.5     "COMMON STOCK" shall mean Common Stock of Pacific Crest Capital,
Inc.

       2.6 "COMMITTEE" shall mean the Board of Directors of Pacific Crest Capital, Inc. or a committee designated by the Board to administer the Plan.

       2.7 "COMPANY" shall mean Pacific Crest Capital, Inc., a Delaware corporation, as well as any Parent or Subsidiary corporations whose employees participate in the Plan with the consent of the Board of Directors.

       2.8 "CONTINUOUS EMPLOYMENT" shall mean employment without interruption by the Company. Employment shall not be considered interrupted because of--

               (a) Transfers of employment between the Company and its Subsidiary or Parent corporations, or

               (b)    Any leave of absence approved by the Company.

       2.9 "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company. This term shall not include directors unless they are employed by the Company in a position in addition to their duties as a director.

       2.10 "ELIGIBLE EMPLOYEE" shall mean any Employee who has satisfied the eligibility conditions of Section 3.1 below.

       2.11 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

       2.12 "FAIR MARKET VALUE" shall mean on any given date, the average of the highest and lowest market prices of Common Stock, as reported on the NASDAQ for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.

       2.13 "INSIDER" shall mean a Participant who is an officer or director subject to the provisions of Section 16 of the Exchange Act.

       2.14    "OPTION" shall mean a stock option granted pursuant to the Plan.

       2.15 "OPTION PERIOD" shall mean the period beginning on January 1 and ending on the following December 31. In the case of Participants who are employed by a Subsidiary of the Company that is spunoff to its stockholders by means of a stock dividend, the Option Period shall end on the day before the record date for stockholders with respect to the Company's issuance of that stock dividend.

       2.16 "PLAN" shall mean the Pacific Crest Capital, Inc. 1994 Employee Stock Purchase Plan.

       2.17 "PARTICIPANT" shall mean an Eligible Employee who has been granted an Option under the Plan.

       2.18 "STOCKHOLDERS" shall mean the holders of outstanding shares of the Common Stock.

       2.19 "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time in question, each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

       2.20 "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time in question, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                    ARTICLE III
                            ELIGIBILITY AND PARTICIPATION

       3.1     ELIGIBILITY

               (a)    All Employees of the Company --

                      (i) Who have completed a period of Continuous Employment of at least thirty (30) days prior to the date options are granted under the Plan, and

                      (ii) Whose customary employment exceeds twenty (20) hours per week,

       shall be eligible to participate in the Plan.

               (b) No Employee may be granted an option if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the company or of a Parent or Subsidiary corporation.

               (c) For purposes of Paragraph (b), an Employee's ownership interest shall be determined in accordance with the provisions of
       Section 424(d) of the Code.

       3.2     PAYROLL WITHHOLDING

               (a) Eligible Employees may enroll as Participants by executing, prior to the commencement of each Option Period, a form to be provided by the Committee on which they may designate--

                      (i) The portion of their Base Compensation, in any multiple of $5.00, to be deducted semi-monthly and contributed to their Accounts for the purchase of shares of Common Stock, and/or

                      (ii) The amount of funds, if any, which they will deposit at the beginning of the Option Period for the purchase of shares of Common Stock.

               (b) Once chosen, the semi-monthly contribution for that Option Period cannot be decreased or increased without terminating the Option. However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that the Participant failed to make while on a Company-approved unpaid leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Option Period during which the leave of absence began.

       3.3     LIMITATIONS

               (a) The aggregate maximum dollar amount which may be designated by a Participant to be applied to the purchase of shares under the Plan may not exceed fifteen percent (15%) of his or her Base Compensation.

               (b) Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock at a rate that exceeds twenty-five thousand dollars ($25,000) per Option Period.

                      (i) This limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Section 423 of the Code that are maintained by the Company and its Subsidiary and Parent corporations.

                      (ii) This dollar limitation applies to the Fair Market Value of Common Stock (determined at the time the Option is granted) for the Option Period in which the Option is outstanding.

                      (iii) This limitation shall be applied in a manner consistent with the provisions of Section 423(b)(8) of the Code.

       3.4     GRANTING OF OPTIONS

               (a) Upon the Employee's completion and return of the enrollment form, the Committee will, at the commencement of the Option Period, grant an Option to allow the Participant to purchase the number of whole shares of Common Stock calculated by--

                      (i) Multiplying the dollar amount of the semi-monthly deduction designated by a Participant by twenty-four (24),

                      (ii) Adding the resulting product to the amount of funds (if any) to be deposited by the Participant with the Plan at the beginning of the Option Period, and

                      (iii) Dividing this amount by the Fair Market Value of one share of Common Stock on the first day of the Option Period.

               (b) The price at which each share covered by an Option may be purchased will in all instances be the LESSER of--

                      (i) One hundred percent (100%) of the Fair Market Value of a share of Common Stock on the FIRST day of the applicable Option Period, or

                      (ii) Ninety percent (90%) of the Fair Market Value of a share of Common Stock on the LAST day of that Option Period.

               (c) Options shall be evidenced by an agreement between the Participant and the Company in a form approved by the Committee.

       3.5     ESTABLISHMENT OF ACCOUNTS

               (a) All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be deposited into a separate Account maintained for the Participant.

                      (i) All the Accounts will bear passbook interest rates.

                      (ii) The Committee shall prescribe the rules and procedures as it deems necessary or appropriate regarding the handling of Participant contributions.

               (b) A Participant may not withdraw any portion of the funds accumulated in his or her Account without terminating his or her Option pursuant to Section 4.1 below.

                                     ARTICLE IV
                                       OPTIONS

       4.1     TERMINATION OF OPTIONS

               (a) An Option shall terminate upon the Participant's voluntary withdrawal from the Plan. A Participant may withdraw from the Plan at any time prior to the last day of the Option Period by submitting written notice to the Human Resources Department of the Company.

               (b) If a Participant who is an Insider ceases participation in the Plan, he cannot recommence participation until the first day on which he is permitted to do so under the terms of Article III above, provided that date is at least six (6) months after the date on which he ceased participation in the Plan. The provisions of this Paragraph (b) shall become effective at such time as the Company elects that all of its employee benefit plans be governed by the version of Rule 16b-3 under the Exchange Act that was promulgated by the Securities and Exchange Commission in final form during 1991.

               (c) An Option also shall terminate automatically if the Participant holding the Option ceases to be employed by the Company for any reason (including death, disability or retirement) prior to the last day of the Option Period.

               (d) For purposes of Paragraph (c) above, a Participant's employment will not be considered to have been terminated by reason of a leave of absence taken in accordance with the Company's leave of absence policy, provided the leave of absence does not exceed five (5) months. If the leave of absence exceeds five (5) months, the Participant will be deemed to have ceased to be employed on the first day following the end of the five (5) month period.

               (e) Upon any termination of an Option, all amounts held in the Participant's Account, including the interest earned thereon, shall be refunded to the Participant.

       4.2     EXERCISE OF OPTIONS

               (a) Unless terminated prior to the last day of the Option Period, Options granted at the commencement of an Option Period will be exercised automatically on the last day of that Option Period.

               (b) As soon as practicable after the last day of the Option Period, a Participant shall receive a certificate for the whole number of shares of Common Stock purchased with the funds from the Participant's Account.

               (c) If the amount in the Participant's Account on the date of purchase exceeds the total purchase price of the shares subject to the Option, the surplus shall be refunded to the Participant as soon as reasonably practicable after the end of the applicable Option Period.

               (d) If at any time during an Option Period a Participant ceases receiving compensation from the Company without terminating employment (e.g., while on a Company-approved leave of absence), and, as a result, the amount in the Participant's Account at the end of the Option Period is insufficient to purchase all the shares covered by the Option granted to the Participant, as many whole shares as can be purchased out of the contributed funds will be acquired. The balance of the funds, if any, shall be refunded to the Participant.

               (e) Except as provided in Section 3.2(b), payment for shares to be purchased at the termination of the Option Period may only be made from funds--

                      (i) Deposited at the beginning of an Option Period, and/or

                      (ii) Accumulated through payroll deductions made throughout the Option Period.

       4.3 NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Option may be exercised only by the Participant.


                                     ARTICLE V
                                   COMMON STOCK

       5.1     SHARES SUBJECT TO PLAN

               (a) The maximum number of shares of Common Stock which may be issued under the Plan is 75,000 shares, subject to adjustment in certain circumstances as provided in Section 5.2 below.

               (b) If any outstanding Option is terminated for any reason, the shares allocable to the Option may again become subject to purchase under the Plan.

               (c) The Common Stock issuable under the Plan may either be previously unissued Common Stock or may have been reacquired by the Company in the open market or otherwise.

               (d) If at any time the number of shares for which options are to be granted under the Plan pursuant to Participants' designations exceeds the number of shares then remaining available under the Plan, the Committee shall make pro rata adjustments to Participants' designations in a uniform manner. Written notice of any of the adjustments shall be given to each affected Participant.

       5.2 ADJUSTMENT UPON CHANGES IN CAPITALIZATION. A proportionate adjustment shall be made by the Committee in the number, price, and kind of shares subject to outstanding Options if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividends, or similar capital adjustment.


                                     ARTICLE VI
                                 PLAN ADMINISTRATION

       6.1     ADMINISTRATION

               (a)    The Plan shall be administered by the Committee.

               (b) Acts by a majority of the Committee at which a quorum is present, or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (c) Subject to the provisions of the Plan, the Committee shall have authority:

                      (i)     To interpret the Plan;

                      (ii) To determine whether Options shall be offered under the Plan with respect to a particular Option Period;

                      (iii) To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option granted under the Plan;

                      (iv) To prescribe rules and procedures relating to the Plan; and

                      (v) To take all other actions necessary or advisable for the administration of the Plan.

               (d) All decisions of the Committee shall be final and binding on all Participants and any other holders of Options.

       6.2     INDEMNIFICATION OF THE COMMITTEE

               (a) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

               (b) To the maximum extent permitted by law, the Company shall indemnify each member of the Board of Directors and of the Committee, and any other Employee with duties under the Plan, against expenses (including, but not limited to, any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against him or her by reason of the performance of his or her duties under the Plan.

               (c)    This indemnity shall not apply, however, if--

                      (i) It is determined in the action, lawsuit, or proceeding that the Committee member is guilty of gross negligence or intentional misconduct in the performance of his or her duties, or

                      (ii) The Committee member fails to assist the Company in defending against any such claim.

               (d) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

               (e) The Company shall not be obligated to indemnify any person for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.


                                     ARTICLE VII
                                MISCELLANEOUS MATTERS

       7.1     UNIFORM RIGHTS AND PRIVILEGES.  Except for the limitations of
Section 3.3, the rights and privileges of all Participants under the Plan must be the same.

       7.2     RIGHTS AS A STOCKHOLDER

               (a) No person shall have any stockholder rights with respect to shares covered by an Option until a stock certificate for the shares is issued and delivered to the person.

               (b) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date of the exercise of the Option.

       7.3 APPLICATION OF PROCEEDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options shall be used for general corporate purposes.

       7.4 HOLDING PERIOD. To the extent that the Company elects to be subject to the provisions of revised Rule 16b-3(d)(ii) promulgated under the Exchange Act, Insiders acquiring Common Stock under the Plan must hold the stock for at least six (6) months after the last day of the Option Period prior to disposing of the stock.

       7.5     AMENDMENT AND TERMINATION

               (a) The Board may at any time alter, amend, suspend, or terminate the Plan with respect to any shares not already subject to options.

               (b) No amendment may be adopted without the approval of the Stockholders that would--

                      (i) Materially increase the benefits accruing to Participants in the Plan,

                      (ii) Increase the number of shares that may be issued under the Plan,

                      (iii) Materially modify the requirements as to eligibility for participation,

                      (iv)    Extend the term of the Plan,

                      (v)     Alter the option price formula, or

                      (vi) Cause the Plan to fail to meet the requirements to qualify as an "employee stock purchase plan" under Section 423 of the Code.

       7.6     INTERPRETATION

               (a) If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan will be construed and enforced as if the provision had not been included in it.

               (b) Unless the context clearly indicates otherwise, the masculine gender shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

               (c) Article and Section headings are for convenient reference only and shall not be deemed to be part of the substance of this instrument or in any way to enlarge or limit the contents of any Article or Section.

       7.7     STOCKHOLDER APPROVAL

               (a) No shares of Common Stock shall be issued under the Plan unless it shall have been approved by the stockholders of the Company. If the Plan is not approved by the Company's stockholders within that time period, the Plan and all Options issued under the Plan will terminate and all contributions will be refunded to the Participants together with any interest earned thereon.

               (b) This approval by the Company's stockholders must relate to both--

                      (i) The aggregate number of shares to be granted under the Plan, and

                      (ii) The corporations whose employees may be Participants in the Plan.

       7.8 NO RIGHTS TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Option shall confer upon any Employee any right to continued employment, nor shall it interfere in any way with the right of the Company to terminate the employment of any Employee at any time, with or without cause.

       7.9 GOVERNING LAW. The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the state of Delaware.

                            PACIFIC CREST CAPITAL, INC.

                         1994 EMPLOYEE STOCK PURCHASE PLAN

                                  TABLE OF CONTENTS

                                                                            PAGE
Article I - Purpose and Effective Date . . . . . . . . . . . . . . . . . . . 1
     1.1    Purpose of Plan. . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2    Effective Date of Plan.. . . . . . . . . . . . . . . . . . . . . 1

Article II - Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.1    Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.2    Base Compensation. . . . . . . . . . . . . . . . . . . . . . . . 1
     2.3    Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.4    Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.5    Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.6    Committee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.7    Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.8    Continuous Employment. . . . . . . . . . . . . . . . . . . . . . 2
     2.9    Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.10   Eligible Employee. . . . . . . . . . . . . . . . . . . . . . . . 2
     2.11   Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.12   Fair Market Value. . . . . . . . . . . . . . . . . . . . . . . . 2
     2.13   Insider. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.14   Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.15   Option Period. . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.16   Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     2.17   Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.18   Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.19   Parent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.20   Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Article III - Eligibility and Participation. . . . . . . . . . . . . . . . . 3
     3.1    Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     3.2    Payroll Withholding. . . . . . . . . . . . . . . . . . . . . . . 4
     3.3    Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.4    Granting of Options. . . . . . . . . . . . . . . . . . . . . . . 5
     3.5    Establishment of Accounts. . . . . . . . . . . . . . . . . . . . 5

Article IV - Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     4.1    Termination of Options . . . . . . . . . . . . . . . . . . . . . 6
     4.2    Exercise of Options. . . . . . . . . . . . . . . . . . . . . . . 6
     4.3    Non-Transferability of Options . . . . . . . . . . . . . . . . . 7

                                                                            PAGE
Article V - Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     5.1    Shares Subject of Plan . . . . . . . . . . . . . . . . . . . . . 7
     5.2    Adjustment Upon Changes in Capitalization. . . . . . . . . . . . 8

Article VI - Plan Administration . . . . . . . . . . . . . . . . . . . . . . 8
     6.1    Administration . . . . . . . . . . . . . . . . . . . . . . . . . 8
     6.2    Indemnification of the Committee . . . . . . . . . . . . . . . . 9

Article VII - Miscellaneous Matters. . . . . . . . . . . . . . . . . . . . . 9
     7.1    Uniform Rights and Privileges. . . . . . . . . . . . . . . . . . 9
     7.2    Rights of a Stockholder. . . . . . . . . . . . . . . . . . . . . 9
     7.3    Application of Proceeds. . . . . . . . . . . . . . . . . . . . .10
     7.4    Holding Period . . . . . . . . . . . . . . . . . . . . . . . . .10
     7.5    Amendment and Termination. . . . . . . . . . . . . . . . . . . .10
     7.6    Interpretation . . . . . . . . . . . . . . . . . . . . . . . . .10
     7.7    Stockholder Approval . . . . . . . . . . . . . . . . . . . . . .11
     7.8    No Rights to Employment. . . . . . . . . . . . . . . . . . . . .11
     7.9    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . .11

REVOCABLE PROXY                                                REVOCABLE PROXY

                          PACIFIC CREST CAPITAL, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 11, 1999

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned stockholder(s) of Pacific Crest Capital, Inc. (the "Company") hereby nominate(s), constitute(s) and appoint(s) Gary Wehrle and Robert J. Dennen, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Warner Center Marriott, 21850 Oxnard Street, Woodland Hills, California 91367, at 2:00 p.m., on Tuesday, May 11, 1999, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat as follows:

                     PLEASE SIGN AND DATE ON REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES LISTED, "FOR" THE AMENDMENT TO THE COMPANY'S 1993 EQUITY INCENTIVE PLAN, AND "FOR" THE AMENDMENT TO THE COMPANY'S 1994 EMPLOYEE STOCK PURCHASE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

                           PACIFIC CREST CAPITAL, INC.

      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

This Proxy will be voted "FOR" the election of the Board of Directors' nominees, "FOR" the Amendment to the Company's 1993 Equity Incentive Plan, and "FOR" the Amendment to the Company's 1994 Employee Stock Purchase Plan unless otherwise directed.


1.   ELECTION OF DIRECTORS                                     Withhold  For All
                                                      For All     All     Except
     NOMINEE: Richard S. Orfeler - Term Expires 2002   / /        / /       / /

                                                               Withhold  For All
                                                      For All     All     Except
     NOMINEE: Gary Wehrle - Term Expires 2002          / /       / /       / /

     Nominee Exception ________________________

2.   Approval of Amendment to the 1993 Pacific
     Crest Capital, Inc. Equity Incentive Plan.        For     Against  Abstain
     To increase the annual grant of stock             / /       / /      / /
     options to Non-Employee Directors from 500 shares to 1,000 shares and to eliminate the provision limiting the receipt of such annual grants to five years.

3.   Approval of Amendment to the Pacific Crest
     Capital, Inc. 1994 Employee Stock Purchase         For  Against  Abstain
     Plan. To increase the number of shares             / /    / /      / /
     reserved for issuance from 33,330 to
     75,000.

5. OTHER BUSINESS: In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The undersigned hereby ratifies and confirms all that said attorneys and proxyholders or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

                              (NOTE: Please date and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

                              I (We) do not expect to attend the Meeting.

                              Date: ________________________________ 1999

                              Signature: ________________________________

                              Signature: ________________________________

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.